        As filed with the Securities and Exchange Commission on January 27, 2005
                                        Securities Act registration no. 33-38953
                                       Investment Company Act file no. 811-06279
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                         Post-Effective Amendment No. 31                     /X/
                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /X/
                                Amendment No. 33                             /X/
--------------------------------------------------------------------------------
                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790

                          Telephone number 312/621-0600
--------------------------------------------------------------------------------
   John R. Raitt                                 Cameron S. Avery
   Harris Associates L.P.                        Bell, Boyd & Lloyd LLC
   Two North La Salle Street, #500               70 West Madison Street, #3100
   Chicago, Illinois 60602                       Chicago, Illinois 60602
                              (Agents for service)

--------------------------------------------------------------------------------

                  Amending Parts A, B and C and filing Exhibits

--------------------------------------------------------------------------------
            It is proposed that this filing will become effective:
                  / / immediately upon filing pursuant to rule 485(b)
                  /X/ on January 28th pursuant to rule 485(b)
                  / / 60 days after filing pursuant to rule 485(a)(1)
                  / / on _____________ pursuant to rule 485(a)(1)
                  / / 75 days after filing pursuant to rule 485(a)(2)
                  / / on _____________ pursuant to rule 485(a)(2)
--------------------------------------------------------------------------------

[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL CAP
FUND


PROSPECTUS

JANUARY 28, 2005



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ADVISED BY HARRIS ASSOCIATES L.P.

                                TABLE OF CONTENTS

OVERVIEW OF THE OAKMARK FUNDS                                                   1
Investment Objectives                                                           1
Principal Investment Strategies                                                 1

THE OAKMARK FUND (OAKMX)                                                        4
Investment Objective                                                            4
Principal Investment Strategy                                                   4
Principal Investment Risks                                                      4
Is The Fund Right For Me?                                                       4
Performance Information                                                         5
Fees and Expenses                                                               6

THE OAKMARK SELECT FUND (OAKLX)                                                 7
Investment Objective                                                            7
Principal Investment Strategy                                                   7
Principal Investment Risks                                                      7
Is The Fund Right For Me?                                                       8
Performance Information                                                         8
Fees and Expenses                                                              10

THE OAKMARK EQUITY AND INCOME FUND (OAKBX)                                     11
Investment Objective                                                           11
Principal Investment Strategy                                                  11
Principal Investment Risks                                                     11
Is The Fund Right For Me?                                                      12
Performance Information                                                        13
Fees and Expenses                                                              14

THE OAKMARK GLOBAL FUND (OAKGX)                                                16
Investment Objective                                                           16
Principal Investment Strategy                                                  16
Principal Investment Risks                                                     16
Is The Fund Right For Me?                                                      17
Performance Information                                                        17
Fees and Expenses                                                              19

THE OAKMARK INTERNATIONAL FUND (OAKIX)                                         20
Investment Objective                                                           20
Principal Investment Strategy                                                  20
Principal Investment Risks                                                     20
Is The Fund Right For Me?                                                      21
Performance Information                                                        21
Fees and Expenses                                                              23

THE OAKMARK INTERNATIONAL SMALL CAP FUND (OAKEX)                               24
Investment Objective                                                           24
Principal Investment Strategy                                                  24
Principal Investment Risks                                                     24
Is The Fund Right For Me?                                                      25
Performance Information                                                        25
Fees and Expenses                                                              27

HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES                               29
Investment Techniques                                                          29
Risk Factors                                                                   30
Change in Objective                                                            33

MANAGEMENT OF THE FUNDS                                                        34

INVESTING WITH THE OAKMARK FUNDS                                               36
Eligibility To Buy Shares                                                      36
Types of Accounts - Class I Shares                                             37
Types of Accounts - Class II Shares                                            38
Investment Minimums                                                            38
Share Price                                                                    38
General Purchasing Policies                                                    39
General Redemption Policies                                                    40

HOW TO BUY CLASS I SHARES                                                      42
By Check                                                                       42
By Wire Transfer                                                               42
By Electronic Transfer                                                         43
By Automatic Investment                                                        43
By Payroll Deduction                                                           44
By Exchange                                                                    45
By Internet                                                                    46

HOW TO REDEEM CLASS I SHARES                                                   47
In Writing                                                                     47
By Telephone                                                                   47
By Electronic Transfer                                                         48
By Exchange                                                                    48
By Wire Transfer                                                               49
By Automatic Redemption                                                        49
By Internet                                                                    49
Signature Guarantee                                                            50
Small Account Fee Policy                                                       50
Small Account Redemption                                                       50

SHAREHOLDER SERVICES                                                           51
Class I Shareholders                                                           51
Class II Shareholders                                                          54

DISTRIBUTIONS AND TAXES                                                        55
Distributions                                                                  55
Taxes                                                                          55

FINANCIAL HIGHLIGHTS                                                           57
Oakmark Fund                                                                   58
Select Fund                                                                    59
Equity and Income Fund                                                         61
Global Fund                                                                    63
International Fund                                                             65
International Small Cap Fund                                                   67

                          OVERVIEW OF THE OAKMARK FUNDS

INVESTMENT OBJECTIVES

THE OAKMARK FUND ("Oakmark Fund"), THE OAKMARK SELECT FUND ("Select Fund"), THE OAKMARK GLOBAL FUND ("Global Fund"), THE OAKMARK INTERNATIONAL FUND ("International Fund") and THE OAKMARK INTERNATIONAL SMALL CAP FUND ("International Small Cap Fund") seek long-term capital appreciation. THE OAKMARK EQUITY AND INCOME FUND ("Equity and Income Fund") seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

PHILOSOPHY

The Oakmark Funds ("Funds") uses a value investment philosophy in selecting equity securities. This investment philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value" the Funds mean an estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Funds believe that investing in securities priced significantly below their true business value presents the best opportunity to achieve a Fund's investment objective.

The Funds' investment adviser, Harris Associates L.P. ("Adviser"), uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

   In assessing such companies, the Adviser looks for the following characteristics, although not all of the companies selected will have these attributes:

-  free cash flows and intelligent investment of excess cash;

-  earnings that are growing and are reasonably predictable; and

-  high level of manager ownership.

KEY TENETS OF THE OAKMARK FUNDS INVESTMENT PHILOSOPHY:

1. BUY BUSINESSES THAT ARE TRADING AT A SIGNIFICANT DISCOUNT TO THE ADVISER'S ESTIMATE OF THE COMPANY'S INTRINSIC VALUE. At the time the Adviser buys a company, the Adviser wants the company's stock to be inexpensive relative to what it believes the entire business is worth.

2. INVEST WITH COMPANIES EXPECTED TO GROW SHAREHOLDER VALUE OVER TIME. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason--because the company just doesn't grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3. INVEST WITH MANAGEMENT TEAMS THAT THINK AND ACT AS OWNERS. The Adviser seeks out company managements that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives which align managements' interests with those of shareholders are key components of this analysis.

PROCESS

The Adviser uses a "bottom-up" approach focused on individual companies in making its investment decisions, rather than focusing on specific economic factors or specific industries. In order to select investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely on recommendations generated by "Wall Street." As part of this selection process, the Adviser's analysts typically visit companies and talk to various industry sources.

   The chief consideration in the selection of stocks for the Funds is the size of the discount of a company's stock price compared to the company's true business value. Once the Adviser determines that a stock is selling at a significant discount and the company has the additional qualities mentioned above, the Adviser generally will consider buying that stock for a Fund. The Adviser usually sells a stock when the price approaches its estimated worth. This means the Adviser sets specific "buy" and "sell" targets for each stock held by a Fund. The Adviser also monitors each holding and adjusts those price targets as warranted to reflect changes in a company's fundamentals.

BOTTOM-UP INVESTMENT PROCESS

   All portfolio managers at the Adviser strive to abide by a consistent philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. Each Fund manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

[GRAPHIC]

               INVEST               Managers select stocks from the
                                    approved list for their specific funds.

            APPROVED LIST           A list of approved stocks is created.

          QUANTITATIVE AND          Rigorous analysis is performed to ensure that
        QUALITATIVE RESEARCH        the stock meets the Adviser's strict value standards.

          CRITERIA SCREENS          Managers and research team screen for stocks that
                                    are worth further consideration.

      UNIVERSE OF THOUSANDS OF      All stocks available for investment.
         EQUITY SECURITIES

MANAGING RISK

Each Fund tries to manage some of the risks of investing in common stock by purchasing stocks whose prices the Adviser considers low relative to the companies' intrinsic value. Each Fund seeks companies with solid finances and proven records and the Fund continuously monitors each portfolio holding.

   Equity and Income Fund attempts to manage the risks of investing in bonds by conducting independent evaluations of the creditworthiness of the bonds and the companies and by actively managing the average duration of the bonds in anticipation of interest rate changes.

   Furthermore, Global Fund, International Fund, and International Small Cap Fund attempt to manage some of the risks of investing in foreign securities by considering the relative political and economic stability of a company's home country, the ownership structure of the company, and the company's accounting practices.

PORTFOLIO STRUCTURE

The Adviser believes that holding a relatively small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the portfolio of each Fund, except Select Fund, typically holds 30 to 60 stocks rather than hundreds. Select Fund generally holds approximately 20 stocks in its portfolio.

   The Funds' value strategy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes two to three years for the gap between stock price and true business value to close. Therefore, successful implementation of this value investment philosophy requires that the Funds and their shareholders have a long-term investment horizon.

                                THE OAKMARK FUND

INVESTMENT OBJECTIVE

Oakmark Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Oakmark Fund invests primarily in common stocks of U.S. companies.

PRINCIPAL INVESTMENT RISKS

Although Oakmark Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Oakmark Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

   The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares.
Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1995      34.42
1996      16.21
1997      32.59
1998       3.74
1999     -10.47
2000      11.78
2001      18.29
2002     -14.41
2003      25.30
2004      11.73

Since 1995, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 16.95%, during the quarter ended June 30, 2003

-  Lowest quarterly return: -16.6%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                                                   SINCE CLASS II
                                     1 YEAR            5 YEARS           10 YEARS    INCEPTION*
-------------------------------------------------------------------------------------------------
Oakmark Fund - Class I
  RETURN BEFORE TAXES                 11.73%              9.63%             11.78%       N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                      11.57%              9.39%             10.32%       N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES                      7.62%              8.23%              9.68%       N/A
Oakmark Fund - Class II
  RETURN BEFORE TAXES                 11.40%               N/A                N/A       7.51%
S&P 500                               10.88%             -2.30%             12.06%      3.06%


*    Inception date for Class II Shares of the Fund is April 5, 2001.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                      CLASS I                               CLASS II
------------------------------------------------------------------------------------
Maximum sales charge (load)           None                                  None
  imposed on purchases
Maximum deferred sales charge (load)  None                                  None
Redemption fee (as a percentage       2% of redemption proceeds on
  of amount redeemed)                 shares held for 90 days or less       None
Exchange fee                          None*                                 None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                             CLASS I       CLASS II
-------------------------------------------------------------------
Management fees                                  .87%           .87%
Distribution (12b-1) fees                       None           None
Other expenses (including service fees)          .18%           .53%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses            1.05%          1.40%


EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                             CLASS I       CLASS II
-------------------------------------------------------------------
1 Year                                       $   107       $    143
3 Years                                          334            443
5 Years                                          579            766
10 Years                                       1,283          1,680

                             THE OAKMARK SELECT FUND


INVESTMENT OBJECTIVE

Select Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Select Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have approximately 20 securities in its portfolio.

PRINCIPAL INVESTMENT RISKS

Although Select Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

NON-DIVERSIFICATION. Although the Fund's strategy of investing in a limited number of stocks has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.


FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Select Fund if you are looking for long-term capital appreciation by investing in a non-diversified fund and are willing to accept the associated risks.

   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

   The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares.
Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1997      55.02
1998      16.22
1999      14.49
2000      25.81
2001      26.06
2002     -12.47
2003      29.00
2004       9.73

Since 1997, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 21.5%, during the quarter ended December 31, 1998

-  Lowest quarterly return: -17.2%, during the quarter ended September 30, 1998

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one and five years and since inception compare with the S&P 500 Index, a widely quoted, unmanaged, market-weighted stock market index that includes 500 of the largest companies publicly traded in the United States. All returns reflect reinvested dividends. The returns shown for the S&P 500 do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                                    SINCE CLASS I  SINCE CLASS II
                                     1 YEAR            5 YEARS       INCEPTION*      INCEPTION*
-------------------------------------------------------------------------------------------------
Select Fund - Class I
  RETURN BEFORE TAXES                  9.73%             14.45%         20.62%           N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                       9.45%             13.99%         19.57%           N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES                      6.32%             12.44%         18.11%           N/A
Select Fund - Class II
  RETURN BEFORE TAXES                  9.49%             14.12%           N/A          14.12%
S&P 500                               10.88%             -2.30%          8.50%         -2.30%


* Inception dates for Class I and Class II Shares of the Fund are November 1, 1996 and December 31, 1999, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund.


   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.


   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                 CLASS I                 CLASS II
------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases                None                                  None
Maximum deferred sales charge (load)  None                                  None
Redemption fee (as a percentage       2% of redemption proceeds on          None
  of amount redeemed)                 shares held for 90 days or less
Exchange fee                          None*                                 None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                             CLASS I       CLASS II
--------------------------------------------------------------------
Management fees                                  .86%           .86%
Distribution (12b-1) fees                       None           None
Other expenses (including service fees)          .14%           .35%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses            1.00%          1.21%


EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                             CLASS I       CLASS II
-------------------------------------------------------------------
1 Year                                       $   102       $    123
3 Years                                          318            384
5 Years                                          552            665
10 Years                                       1,225          1,466

                       THE OAKMARK EQUITY AND INCOME FUND*

INVESTMENT OBJECTIVE

Equity and Income Fund seeks income and preservation and growth of capital.

PRINCIPAL INVESTMENT STRATEGY

Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 25% of its total assets in securities of non-U.S. companies). The Fund is intended to present a balanced investment program between growth and income by investing approximately 50-75% of its total assets in common stock, including securities convertible into common stock, and up to 50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"). The Fund may also invest up to 20% of its assets in unrated or lower rated debt securities, sometimes called junk bonds.

PRINCIPAL INVESTMENT RISKS

Although Equity and Income Fund makes every effort to achieve its objectives of high current income and preservation and growth of capital, it cannot guarantee it will attain those objectives. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

DEBT SECURITIES. The debt securities in which the Fund invests are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the company that issued a debt security or bond may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk that the Fund's investments in debt securities will decline in value as a result of changes in interest rates. Generally, the value of fixed income securities rises when prevailing interest rates fall and falls when interest rates rise. Liquidity risk is the risk that the Fund may not be able to sell the medium- and lower-grade debt securities because there are too few buyers for them.

* NOTE: Equity and Income Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds -- Eligibility to Buy Shares" for new account eligibility criteria.

Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities also are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium- and lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in meeting principal and interest payment obligations.

GOVERNMENT-SPONSORED ENTITY SECURITIES. The Fund invests in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Equity and Income Fund if you are seeking current income and preservation and growth of capital and are willing to accept the associated risks. The Fund is intended to present a balanced investment program between growth and income.

   If you invest in the Fund, you should be willing to accept short-term price fluctuations which will occur from time to time. You should not consider investing in the Fund if you cannot tolerate moderate short-term declines in share value or if you are seeking the higher returns historically achieved by funds that invest primarily in stocks.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares.
Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1996      15.29
1997      26.56
1998      12.39
1999       7.90
2000      19.89
2001      18.01
2002      -2.14
2003      23.21
2004      10.36

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 13.20%, during the quarter ended June 30, 2003

-  Lowest quarterly return: -8.6%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one and five years and since inception compare with the Lipper Balanced Fund Index, an index of 30 balanced funds. All returns reflect reinvested dividends. The returns shown for the Lipper Balanced Fund Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                                    SINCE CLASS I  SINCE CLASS II
                                     1 YEAR            5 YEARS       INCEPTION*      INCEPTION*
-------------------------------------------------------------------------------------------------
Equity and Income
  Fund - Class I
  RETURN BEFORE TAXES                 10.36%             13.47%         14.31%           N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS                      9.63%             12.69%         13.07%           N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES                     7.26%             11.41%         12.07%           N/A
Equity and Income
  Fund - Class II
  RETURN BEFORE TAXES                 10.07%               N/A            N/A          13.03%
Lipper Balanced
  Fund Index                           8.99%              2.95%          8.23%          2.41%


* Inception dates for Class I and Class II Shares of the Fund are November 1, 1995 and July 13, 2000, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                      CLASS I                               CLASS II
------------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases                None                                  None
Maximum deferred sales charge (load)  None                                  None
Redemption fee (as a percentage of    2% of redemption proceeds on
  amount redeemed)                    shares held for 90 days or less       None
Exchange fee                          None*                                 None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                             CLASS I       CLASS II
--------------------------------------------------------------------
Management fees                                  .72%           .72%
Distribution (12b-1) fees                       None           None
Other expenses (including service fees)          .20%           .45%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses             .92%          1.17%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                             CLASS I       CLASS II
-------------------------------------------------------------------
1 Year                                       $    94       $    119
3 Years                                          293            372
5 Years                                          509            644
10 Years                                       1,131          1,420

                            THE OAKMARK GLOBAL FUND*

INVESTMENT OBJECTIVE


Global Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Global Fund invests primarily in common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries. Typically, the Fund invests between 25-75% of its total assets in securities of U.S. companies and between 25-75% of its total assets in securities of non-U.S. companies. The Fund's foreign investments include foreign government obligations and foreign common stock. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 15% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although Global Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because


* NOTE: Global Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds -- Eligibility to Buy Shares" for new account eligibility criteria.

the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in Global Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

   The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

2000      15.84
2001      20.05
2002      -2.11
2003      48.98
2004      15.63

Since 2000, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 33.51%, during the quarter ended June 30, 2003

-  Lowest quarterly return: -17.7%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one year and since inception compare with the Morgan Stanley Capital International World Index, an unmanaged index which includes countries throughout the world, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                                    SINCE CLASS I  SINCE CLASS II
                                     1 YEAR             5 YEAR       INCEPTION*      INCEPTION*
--------------------------------------------------------------------------------------------------
Global Fund - Class I
  RETURN BEFORE TAXES                 15.63%             18.56%         17.01%           N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS                     15.24%             18.22%         16.68%           N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE
    OF FUND SHARES                    10.63%             16.27%         14.91%           N/A
Global Fund - Class II
  RETURN BEFORE TAXES                 15.34%               N/A            N/A          24.21%
MSCI World Index                      14.72%              6.94%          2.68%          8.07%


* Inception dates for Class I and Class II Shares of the Fund are August 4, 1999 and October 10, 2001, respectively.


After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.


   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                      CLASS I                               CLASS II
------------------------------------------------------------------------------------
Maximum sales charge (load)           None                                  None
  imposed on purchases
Maximum deferred sales charge (load)  None                                  None
Redemption fee (as a percentage       2% of redemption proceeds on          None
  of amount redeemed)                 shares held for 90 days or less
Exchange fee                          None*                                 None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                             CLASS I       CLASS II
--------------------------------------------------------------------
Management fees                                  .98%           .98%
Distribution (12b-1) fees                       None           None
Other expenses (including service fees)          .28%           .52%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses            1.26%          1.50%


EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                             CLASS I       CLASS II
-------------------------------------------------------------------
1 Year                                       $   128       $    153
3 Years                                          400            474
5 Years                                          692            818
10 Years                                       1,523          1,791

                         THE OAKMARK INTERNATIONAL FUND*

INVESTMENT OBJECTIVE

International Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

International Fund invests primarily in common stocks of non-U.S. companies. The Funds may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Funds will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience

* NOTE: International Fund is open to new investors who purchase shares directly from the Funds. Please refer to "Investing with The Oakmark Funds -- Eligibility to Buy Shares" for new account eligibility criteria.

high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

   The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                  Total Returns for Years Ended December 31 (%)

1995       8.32
1996      28.02
1997       3.33
1998      -7.01
1999      39.47
2000      12.50
2001      -5.13
2002      -8.46
2003      38.04
2004      19.09

Since 1995, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 25.43%, during the quarter ended June 30, 2003

-  Lowest quarterly return: -22.9%, during the quarter ended September 30, 2002

The following table shows how the Fund's average annual total returns (before and, for Class I Shares, after taxes) for one, five and ten years and, for Class II Shares, since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                                     SINCE CLASS II
                                       1 YEAR    5 YEARS   10 YEARS    INCEPTION*
------------------------------------------------------------------------------------
International
  Fund - Class I
  RETURN BEFORE TAXES                   19.09%      9.93%     11.54%        N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS                        18.68%      9.27%      9.81%        N/A
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES                       12.62%      8.26%      9.13%        N/A
International
  Fund - Class II
  RETURN BEFORE TAXES                   18.78%      9.58%       N/A       10.50%
MSCI World ex
  U.S. Index                            20.38%     -0.76%      5.93%       1.42%


*    Inception date for Class II Shares of the Fund is November 4, 1999.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.


   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.


   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                       CLASS I                           CLASS II
---------------------------------------------------------------------------------
Maximum sales charge (load)            None                              None
  imposed on purchases
Maximum deferred sales charge (load)   None                              None
Redemption fee (as a percentage        2% of redemption proceeds on      None
  of amount redeemed)                  shares held for 90 days or less
Exchange fee                           None*                             None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                    CLASS I         CLASS II
-----------------------------------------------------------------------------
Management fees                                         .94%             .94%
Distribution (12b-1) fees                              None             None
Other expenses (including service fees)                 .26%             .59%
-----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                   1.20%            1.53%


EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                                   Class I         Class II
---------------------------------------------------------------------------
1 Year                                             $   122         $    156
3 Years                                                381              483
5 Years                                                660              834
10 Years                                             1,455            1,824

                    THE OAKMARK INTERNATIONAL SMALL CAP FUND*

INVESTMENT OBJECTIVE


International Small Cap Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


International Small Cap Fund invests primarily in common stocks of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($4.894 billion as of December 31, 2004). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $880 million as of December 31, 2004. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which the Fund invests may change.


   The Fund may invest in mature markets (examples are Japan, Canada, and the United Kingdom) and in less developed markets (examples are Mexico, Brazil, and Korea). Ordinarily, the Fund will invest in the securities of at least five countries outside the U.S. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 35% of its assets in securities of companies based in emerging markets.

PRINCIPAL INVESTMENT RISKS

Although International Small Cap Fund makes every effort to achieve its objective of long-term capital appreciation, it cannot guarantee it will attain that objective. Following are the principal risks of investing in the Fund:

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

COMMON STOCKS. The Fund invests mostly in common stocks, which are a type of equity security that represents an ownership interest in a corporation. One of the risks of investing in common stock is that a company's stock value may go up or down depending on the company's business success or other economic or market factors. This potential for fluctuation is called market risk and can affect the value of your shares of the Fund. When you redeem your shares of the Fund, they may be worth more or less than you paid for them.


*    NOTE: International Small Cap Fund closed to most new investors on May
     10, 2002. Please refer to "Investing with The Oakmark Funds -- Eligibility to Buy Shares" for new account eligibility criteria.

FOREIGN SECURITIES. Investing in foreign securities presents risks that in some ways may be greater than the risks of investing in U.S. securities. These additional risks include currency exchange rate fluctuation, less available public information about companies, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less market liquidity, high inflation rates, unfavorable market practices, and political instability. The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in less developed countries may be new and changing rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

SMALL CAP STOCKS. Small cap stocks typically are more volatile and may be less liquid than large cap stocks. Small cap companies may have a shorter history of operations and a smaller market for their shares.

VALUE STYLE. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FOR MORE INFORMATION ON RISKS, SEE "HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES--RISK FACTORS."

IS THE FUND RIGHT FOR ME?

You should consider an investment in International Small Cap Fund if you are looking for long-term capital appreciation and are willing to accept the associated risks.

   Although past performance of the Fund cannot predict future results, stock investments historically have outperformed most bond and money-market investments over the long term. This higher return comes at the expense of greater short-term price fluctuations, down, as well as up. Therefore, the Fund is intended for investors with a long-term investment horizon and is not managed for short-term results. Thus, you should not consider investing in this Fund if you anticipate a near-term need (typically, three years or less) for either the principal of or gains from your investment.

   The Fund is not designed for investors whose primary objective is income.

PERFORMANCE INFORMATION

The Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares of the Fund are offered to the general public. Class II Shares of the Fund are offered to certain retirement and profit sharing plans.

   NEITHER THE BAR CHART NOR THE PERFORMANCE TABLE THAT FOLLOWS IS INTENDED TO INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE. The bar chart can help you evaluate the potential risk and reward of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The chart indicates the volatility of the Fund's historical returns.

[CHART]

                                 CLASS I SHARES
                 Total Returns for Years Ended December 31 (%)

1996     25.01
1997    -19.91
1998      9.20
1999     53.77
2000     -8.85
2001     12.98
2002     -5.12
2003     52.41
2004     28.95

Since 1996, the highest and lowest quarterly returns for the Fund's Class I Shares were:

-  Highest quarterly return: 29.18%, during the quarter ended June 30, 2003

-  Lowest quarterly return: -23.9%, during the quarter ended December 31, 1997

The following table shows how the Fund's average annual total returns (before and for Class I Shares, after taxes) for one and five years and since inception compare with the Morgan Stanley Capital International World ex U.S. Index, an unmanaged index which includes countries throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. All returns reflect reinvested dividends. The returns shown for the Morgan Stanley Capital International World ex U.S. Index do not reflect the deduction of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004


                                                               SINCE CLASS I   SINCE CLASS II
                                       1 YEAR     5 YEARS        INCEPTION*      INCEPTION*
----------------------------------------------------------------------------------------------
International Small Cap
  Fund - Class I
  RETURN BEFORE TAXES                   28.95%      13.92%         13.16%            N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS                       28.15%      13.09%         11.77%            N/A
  RETURN AFTER TAXES ON
    DISTRIBUTIONS AND SALE OF
    FUND SHARES                         19.45%      11.77%         10.86%            N/A
International Small Cap
  Fund - Class II
  RETURN BEFORE TAXES                   28.99%        N/A            N/A           19.80%
MSCI World ex
  U.S. Index                            20.38%      -0.76%          6.00%           2.79%


* Inception dates for Class I and Class II Shares of the Fund are November 1, 1995 and January 8, 2001, respectively.

After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.


   After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.


   Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors whose accounts are tax-exempt.

FEES AND EXPENSES

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                       CLASS I                           CLASS II
---------------------------------------------------------------------------------
Maximum sales charge (load)            None                              None
  imposed on purchases
Maximum deferred sales charge (load)   None                              None
Redemption fee (as a percentage        2% of redemption proceeds on      None
  of amount redeemed)                  shares held for 90 days or less
Exchange fee                           None*                             None

* An exchange transaction is a redemption of shares and a purchase of shares and may result in a 2% redemption fee on shares held for 90 days or less.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)


                                                   CLASS I           CLASS II
------------------------------------------------------------------------------
Management fees                                       1.20%              1.20%
Distribution (12b-1) fees                             None               None
Other expenses (including service fees)                .29%               .19%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.49%              1.39%

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, earn a 5% return each year, and operating expenses remain constant. Your actual returns and costs may be higher or lower than those shown, but based on these assumptions, your expenses would be:


                                                   CLASS I           CLASS II
-----------------------------------------------------------------------------
1 Year                                             $   152           $    142
3 Years                                                471                440
5 Years                                                813                761
10 Years                                             1,779              1,669

                HOW THE FUNDS PURSUE THEIR INVESTMENT OBJECTIVES

INVESTMENT TECHNIQUES

In addition to the principal investment strategies described earlier in this prospectus, each of the Funds may employ the following techniques in pursuing their investment objectives.

EQUITY SECURITIES. The types of equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for a Fund is the size of the discount of the market price relative to the Adviser's determination of the true business value of the security.

DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund, Small Cap Fund and Global Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and each of International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment) in debt securities that are rated below investment grade (commonly called junk bonds), without a minimum rating requirement. Descriptions of the ratings used by S&P and Moody's are included in Appendix A to the Statement of Additional Information.

CURRENCY EXCHANGE TRANSACTIONS. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

   Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

SHORT-TERM INVESTMENTS. In seeking to achieve its investment objective, a Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within twelve months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

   To the extent that investments meeting a Fund's criteria for investment are not available, or when a Fund considers a temporary defensive posture advisable in response to adverse market, economic, political, or other conditions, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy, and the Fund may not achieve its investment objective.

CASH RESERVES. Under ordinary circumstances, the Funds are substantially fully invested. At times, however, to meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities. During those periods, a Fund's assets may not be invested in accordance with its regular strategy and the Fund may not achieve its investment objective.

RISK FACTORS

In addition to the principal risks described earlier in this prospectus, you may be subject to the following risks if you invest in the Funds:

GENERAL RISKS. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

MARKET RISK. Each Fund is subject to the market risk that always comes with investments in common stock. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Although each Fund (other than Select Fund) is diversified, each Fund, except Select Fund, generally intends to limit its holdings to approximately 30 to 60 stocks. Select Fund is a non-diversified fund and generally holds approximately 20 stocks in its portfolio. The appreciation or depreciation of any one stock held by a Fund will have a greater impact on the Fund's net asset value than it would if the Fund invested in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also increases a Fund's volatility.

To the extent that a Fund invests in the following types of securities, you also may be subject to other risks:

SMALL AND MID CAP SECURITIES. During some periods, the securities of small and mid cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large companies. Small and mid cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL SECURITIES. International investing allows you to achieve greater diversification and to Stake advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in those countries have exceeded those of similar U.S. investments, although there can be no assurance that those conditions will continue.

   You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to companies; less governmental supervision of stock exchanges, securities brokers and companies; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

   Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

   The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

   The Funds may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, a Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

   The cost of investing in securities of non-U.S. issuers typically is higher than the cost of investing in U.S. securities. International Fund, International Small Cap Fund and Global Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

DEBT SECURITIES. Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from debt securities it owns. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

   Neither International Fund nor International Small Cap Fund will invest more than 10% of its respective total assets in securities rated below investment grade or, if unrated, that are considered by the Adviser to be of comparable quality; Equity and Income Fund will not invest more than 20% of its total assets in such securities; and each of the other Funds will not invest more than 25% of its total assets in such securities.

   Investment in medium- and lower-grade debt securities involves greater risk, including the possibility of issuer default or bankruptcy. Lower-grade debt securities (commonly called "junk bonds") are obligations of companies rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. An economic downturn could severely disrupt the market in medium and lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

   The market for medium- and lower-grade debt securities tends to be less broad than the market for higher-quality debt securities. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio of these debt securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

GOVERNMENT-SPONSORED ENTITY SECURITIES. Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

If you invest in Select Fund, you will be subject to the following additional risk:

NON-DIVERSIFICATION. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one company. Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund than would a smaller investment in that security, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund.

   The Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets (valued at the time of investment) must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at the time of investment) and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or in the securities of "qualified publicly traded partnerships," as defined under the Internal Revenue Code.

CHANGE IN OBJECTIVE

Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders will receive at least 30 days' written notice of any change in a Fund's objective. If the board of trustees approves a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that a Fund will achieve its investment objective.

                            MANAGEMENT OF THE FUNDS

The Oakmark Funds' investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and as sub-adviser to other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser's address is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

   Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment, and management personnel.

   Each Fund pays a management fee to the Adviser for serving as investment adviser and for providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2004, the management fees paid by the Funds for each class of Shares outstanding, as a percentage of average net assets, were:


FUND                                                  CLASS I     CLASS II
---------------------------------------------------------------------------
Oakmark Fund                                              .87%         .87%
Select Fund                                               .86          .86
Equity and Income Fund                                    .72          .72
Global Fund                                               .98          .98
International Fund                                        .94          .94
International Small Cap Fund                             1.20         1.20


The Adviser has contractually agreed to reimburse each Fund to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average net assets of that class:

FUND                                                  CLASS I     CLASS II
---------------------------------------------------------------------------
Oakmark Fund                                             1.50%        1.75%
Select Fund                                              1.50         1.75
Equity and Income Fund                                   1.00         1.25
Global Fund                                              1.75         2.00
International Fund                                       2.00         2.25
International Small Cap Fund                             2.00         2.25

Each such agreement is effective through January 31, 2006.

Information on the funds' portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information.

   Oakmark Fund is managed by William C. Nygren, C.F.A., and Kevin G. Grant, C.F.A. Mr. Nygren joined the Adviser as an analyst in 1983, and was the Adviser's Director of Research from September 1990 to March 1998. Previously he had been an analyst with Northwestern Mutual Life Insurance Company. He holds an M.S. in Finance from the University of Wisconsin-Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980). Mr. Grant joined the Adviser as an analyst in 1988, and has been a senior investment analyst since 1994. He holds an M.B.A. in Finance from Loyola University (1991) and a B.S. in Computer Science from the University of Wisconsin-Madison (1987).

   Select Fund is managed by Mr. Nygren and Henry R. Berghoef, C.F.A.
Mr. Berghoef joined the Adviser as an analyst in 1994 and has been a senior investment analyst since 1994. He has been the Director of Research since 2003 and was Associate Director of Research from 2000 - 2002. He holds an M.B.A. from George Washington University (1985), an M.A. in International Studies from Johns Hopkins University (1974), and a B.A. in History from Calvin College (1971).

   Equity and Income Fund is managed by Clyde S. McGregor, C.F.A., and Edward A. Studzinski, C.F.A. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974). Mr. Studzinski joined the Adviser as an analyst in 1995. Previously Mr. Studzinski was Vice President and Investment Officer at Mercantile National Bank of Indiana. He holds an M.B.A. in Marketing and Finance from Northwestern University (1985), a J.D. from Duke University (1974), and an A.B. in History from Boston College (1971).

   Global Fund is managed by Michael J. Welsh, C.F.A. and C.P.A., and
Mr. McGregor. Mr. McGregor is responsible for the day-to-day management of the Fund's domestic portfolio, and Mr. Welsh manages the day-to-day affairs of the Fund's foreign portfolio. Mr. Welsh joined the adviser as an international analyst in 1992. Previously he had been a senior associate, valuation services, with Coopers & Lybrand. He holds an M.B.A. in Finance from Northwestern University (1993) and a B.S. in Accounting from the University of Kansas (1985).

   International Fund is managed by David G. Herro, C.F.A., and Mr. Welsh.
Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. He holds an M.A. in Economics from the University of Wisconsin - Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin - Platteville (1983).


   International Small Cap Fund is managed by Mr. Herro and Chad M. Clark, C.F.A. Mr. Clark joined the Adviser in 1995 as an international analyst. Previously he had been a financial analyst in the corporate finance department at William Blair & Company. He holds a B.S. in industrial management from Carnegie Mellon University (1994).

                        INVESTING WITH THE OAKMARK FUNDS

The Funds are "no-load" mutual funds, which means that they do not impose any commission or sales charge when shares are purchased or sold. However, each Fund does impose a 2% redemption fee on redemptions of Class I Shares held for 90 days or less. See "Investing with The Oakmark Funds--General Redemption Policies--90-Day Redemption Fee on Class I Shares."

ELIGIBILITY TO BUY SHARES

ALL FUNDS. Each Fund is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. If you cease to reside in the United States you will be ineligible to purchase shares.


EQUITY AND INCOME FUND, GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND. Equity and Income Fund, Global Fund, International Fund and International Small Cap Fund closed to new purchases through most financial services companies ("Intermediaries") on May 7, 2004, December 15, 2003, December 15, 2003 and May 10, 2002, respectively. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of one of those Funds, you may continue to make additional investments in that Fund and reinvest your dividends and capital gains distributions.


   You may open a new account in any of those Funds, even though that Fund is closed, if:

- You purchase shares directly from The Oakmark Funds, except for shares of International Small Cap Fund;


- You purchase through an employee retirement plan that currently includes shares of the Fund as an investment alternative and whose records are maintained by a trust company or plan administrator;


- You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);


- You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account; or


- The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

The Trust reserves the right to re-open any Fund to new investors or to modify the extent to which future sales of shares are limited.


   If you have any questions about your eligibility to purchase shares of Equity and Income Fund Global Fund, International Fund or International Small Cap Fund, please call an investor services representative at 1-800-OAKMARK.

OAKMARK UNITS. Oakmark Units are ILA Service Units of beneficial interest of the Government Portfolio, a cash management vehicle for existing and prospective Fund investors ("Oakmark Units"). The Government Portfolio is a portfolio of Goldman Sachs Trust, which includes the Goldman Sachs - Institutional Liquid Assets Portfolios. For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (1-800-625-6275) or visit www.oakmark.com. Please read the prospectus carefully before you invest or send money.

TYPES OF ACCOUNTS - CLASS I SHARES

Class I Shares of a Fund are offered to members of the general public. You may set up your account in any of the following ways:

INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

BUSINESS OR ORGANIZATION. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

RETIREMENT. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA). For detailed information on these accounts, see the Oakmark IRA disclosure booklets. There is a $5 set-up fee and a $10 annual maintenance fee for each IRA established. The maintenance fee is capped at $20 per year for individuals with more than two IRA accounts.

   The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan and the trustee of the plan should contact the Fund regarding the establishment of an investment relationship.

TYPES OF ACCOUNTS - CLASS II SHARES

Class II Shares of a Fund are offered only for purchase through certain retirement plans, such as 401(k) and profit sharing plans. To purchase Class II Shares you must do so through an Intermediary. The purchase of Class II Shares is contingent upon an agreement with the Fund(s). Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average annual value of Class II Shares of the Fund. This service fee is paid to an Intermediary for performing services associated with the administration of such retirement plans.

   If you invest in Class II Shares, the procedures by which you can purchase or redeem shares are governed by the terms of your retirement plan. Please contact your plan sponsor or service provider for information on how to buy and sell your Class II Shares, or contact an Oakmark investor services representative at 1-800-OAKMARK.

INVESTMENT MINIMUMS
(Applies to Class I Shares Only)

TYPE OF ACCOUNT                         INITIAL INVESTMENT    SUBSEQUENT INVESTMENT
-----------------------------------------------------------------------------------
Regular investing account               $  1,000              $  100

Traditional or Roth IRA                    1,000                 100

SIMPLE IRA                              Determined on a       Determined on a
                                        case by case basis    case by case basis

Coverdell Education Savings                  500                 100
Account (formerly called the
Education IRA)

Automatic Investment Plan                    500                 100
or Payroll Deduction Plan

SHARE PRICE

NET ASSET VALUE. The share price is also called the net asset value ("NAV") of a share. The NAV of a Class I or Class II share is determined by the Fund's custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. A Fund's NAV will not be calculated on days when the NYSE is closed, such as on Saturdays and Sundays and on certain holidays, as more fully discussed in the Statement of Additional Information under "Purchasing and Redeeming Shares."

   The NAV of a class of shares of a Fund is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding.

   Trading in the securities of non-U.S. issuers held in a Fund's portfolio takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolios may change on days when the Funds are not open for business and you cannot purchase or redeem Fund shares.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of Class I Shares of a Fund is made at the NAV of Class I Shares next determined as follows:

- A purchase BY CHECK, WIRE TRANSFER OR ELECTRONIC TRANSFER is made at the NAV next determined after receipt and acceptance by the Funds' transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Funds' transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

- A purchase THROUGH AN INTERMEDIARY, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor that IS the Fund's authorized agent for the receipt of orders, is made at the NAV next determined after receipt and acceptance of the order by the Intermediary.

- A purchase THROUGH AN INTERMEDIARY that IS NOT an authorized agent of the Fund for the receipt of orders is made at the NAV next determined after receipt and acceptance of the order by the Fund's transfer agent.

   Each purchase of Class II Shares of a Fund through an Intermediary is made at the NAV of Class II Shares next determined after receipt and acceptance of the order by the Intermediary.

   Each Fund reserves the right to REJECT ANY PURCHASE ORDER ACCEPTED BY AN INTERMEDIARY if it determines that the order is not in the best interests of the Fund or its shareholders.

   Price information may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or by calling 1-800-OAKMARK and choosing menu option 1 to access our voice recognition system.

GENERAL PURCHASING POLICIES

You may OPEN AN ACCOUNT and ADD TO AN ACCOUNT by purchasing directly from a Fund(s) or through an Intermediary.

- If you buy shares of the Fund through an Intermediary, the Intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase shares of a Fund directly from the Fund without the imposition of any charges other than those described in this prospectus. See "How to Buy Class I Shares."

- Once your direct purchase order has been accepted by the Funds, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to fifteen days.


- Each Fund reserves the right, under limited circumstances, to cancel any purchase or exchange order received by the Fund.


SHORT-TERM TRADING RESTRICTIONS. The Funds do not permit market timing and other short-term trading arrangements. Purchases and exchanges should be made with a view to long-term investment purposes only. Short-term or market timing trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of shares held by long-term shareholders. Such trading may also require a fund to sell securities to meet redemptions which could cause taxable events that impact shareholders.

The Funds attempt to deter and prevent market timing and other short-term trading practices.

- Each Fund has adopted a redemption fee, described below, to deter excessive trading.

- The Funds also use a third party fair valuation service provider to limit circumstances that could lead to time zone arbitrage.


- Each Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order received by the Fund, including orders from retirement plan participants and orders that have been accepted by a shareholder's or retirement plan participant's Intermediary, that the Fund determines, in its sole discretion, not to be in the best interest of the Fund. The Funds believe that short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders.

Intermediary accounts often include shares held for multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate short-term trading. In addition, those investors who engage in short-term trading may employ a variety of techniques to avoid detection. Despite the Funds' best efforts to prevent short-term trading in the Funds, there can be no assurance that the Funds will be able to identify all of those who engage in short-term trading and curtail their trading in every instance.


- Because the Funds believe that short-term trading is not in the best interest of the Funds or their shareholders, Intermediaries have a duty to take an active role in identifying and restricting shareholders who may be engaged in short-term trading of Fund shares. Although the Funds will attempt to give prior notice of a suspension or termination of an exchange privilege when they are reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including but not limited to the purchase of shares and the use of the telephone exchange privilege.

GENERAL REDEMPTION POLICIES

You may REDEEM YOUR SHARES by contacting the Fund(s) directly or through an Intermediary.

- The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received. See "Investing with The Oakmark Funds--Share Price--Net Asset Value."

- The Funds cannot accept a redemption request that specifies a particular redemption date or price.

- Once your redemption order has been accepted, you may not cancel or revoke it.

- The Funds generally will mail redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to fifteen days.

- The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

REDEMPTION IN KIND. The Funds generally intend to pay all redemptions in cash. Each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

90-DAY REDEMPTION FEE ON CLASS I SHARES. Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account.

   The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

   The Funds do NOT impose a redemption fee on a redemption of:

-  shares acquired by reinvestment of dividends or distributions of a Fund; or

- shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

                            HOW TO BUY CLASS I SHARES

FOR INVESTORS WHO PURCHASE DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN INTERMEDIARY

BY CHECK

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to the address indicated to the right.

-  Your initial investment must be at least $1,000.

- PLEASE NOTE: The Funds do not accept cash, drafts, starter checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

- The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by check.

ADDING TO AN ACCOUNT

- Mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered to:

   THE OAKMARK FUNDS
   P.O. Box 219558
   Kansas City, MO 64121-9558

-  Your subsequent investments must be at least $100.


BY WIRE TRANSFER

OPENING AN ACCOUNT


-  Generally, you may NOT open an account by wire transfer.


ADDING TO AN ACCOUNT

- Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

-  Your subsequent investments must be at least $100.

BY ELECTRONIC TRANSFER

OPENING AN ACCOUNT

- You may open a new account by electronic transfer only by visiting www.oakmark.com. Choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

-  The maximum initial investment via www.oakmark.com is $100,000.

- The Funds will withhold redemption proceeds for up to 15 days after purchase of shares by electronic transfer.

ADDING TO AN ACCOUNT

- If you established the electronic transfer privilege on your New Account Registration Form, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

-  Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.


BY AUTOMATIC INVESTMENT

OPENING AN ACCOUNT

-  Choose the Automatic Investment Plan on your New Account Registration Form.

- Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds.

- In addition to your investment check, send a check marked "Void" or a deposit slip from your bank account along with your New Account Registration Form.

ADDING TO AN ACCOUNT

- If you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified.

-  Your subsequent investments must be at least $100.

- If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY PAYROLL DEDUCTION

OPENING AN ACCOUNT

- Complete and sign the New Account Registration Form and the Payroll Deduction Plan Application, enclose a check made payable to The Oakmark Funds and return both forms and the check for at least $500 to:

   THE OAKMARK FUNDS
   P.O. Box 219558
   Kansas City, MO 64121-9558

-  Your initial investment must be at least $500 and be made by check.

- The Payroll Deduction Plan Application allows you to purchase shares of the Fund on a monthly, bi-monthly, or quarterly basis by instructing your employer to deduct from your paycheck a specified dollar amount.

ADDING TO AN ACCOUNT

- If you completed the Payroll Deduction Plan Application, subsequent purchases of shares will be made automatically, either monthly, bi-monthly or quarterly, by deducting the dollar amount you specified from your pay.

-  Your subsequent investments must be at least $100.

- If you want to establish the Payroll Deduction Plan, obtain a Payroll Deduction Plan Application by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

BY EXCHANGE

You may purchase shares of a Fund by exchange of shares of another Fund or by exchange of Oakmark Units (see "Investing with The Oakmark Funds--Eligibility to Buy Shares--Oakmark Units" above).


OPENING AN ACCOUNT

- Call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

-  Your initial investment into your new account must be at least $1,000.

- Obtain a current prospectus for the Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

ADDING TO AN ACCOUNT

- Call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

- Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

   THE OAKMARK FUNDS
   P.O. Box 219558
   Kansas City, MO 64121-9558

-  Your subsequent investments must be at least $100.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A REDEMPTION OF SHARES AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS. AN EXCHANGE MAY RESULT IN A 2% REDEMPTION FEE ON SHARES HELD FOR 90 DAYS OR LESS.

BY INTERNET

OPENING AN ACCOUNT

- Visit the Oakmark Funds' website at www.oakmark.com, choose "Open an Account" in the drop-down menu under the "Investing with Us" tab and then follow the instructions.

-  Your initial investment into your new account must be at least $1000.

ADDING TO AN ACCOUNT

- Visit the Oakmark Funds' website at www.oakmark.com, log in to your account and then follow the instructions.

-  Your subsequent investments must be at least $100.

                          HOW TO REDEEM CLASS I SHARES

FOR INVESTORS WHO REDEEM DIRECTLY FROM THE FUND(S) AND NOT THROUGH AN
INTERMEDIARY

IN WRITING

BY MAIL:

   THE OAKMARK FUNDS
   P.O. Box 219558
   Kansas City, MO 64121-9558

EXPRESS DELIVERY OR COURIER:

   THE OAKMARK FUNDS
   330 West 9th Street
   Kansas City, MO 64105-1514
   Ph: 617-449-6274

YOUR REDEMPTION REQUEST MUST:

-  identify the Fund and give your account number;

-  specify the number of shares or dollar amount to be redeemed; and

- be signed in ink by ALL account owners exactly as their names appear on the account registration.


BY TELEPHONE

- You may redeem shares from your account by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1, saying Redeem and then following the instructions, or by calling an investor service representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time (ET). Proceeds of an IRA redemption over the phone may only be sent to the address, not to a bank account. You may NOT redeem a Roth IRA, Simplified Employee Pension Plan
   (SEP) or Coverdell Education Savings Account by phone.

- A check for the proceeds will be sent to your address of record, generally within 7 days of receiving your proper request, or within 15 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a $17.50 fee. Overnight delivery is not available to a P.O. Box. See "Investing with The Oakmark Funds--General Redemption Policies."

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. ET) is deemed received on the next business day.

- You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 30 days.

BY ELECTRONIC TRANSFER

- To redeem shares from your account by electronic transfer, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK.

- Payment of the proceeds will be made by electronic transfer only to a checking account previously designated by you at a bank that is a member of the Automated Clearing House (ACH) system. Confirm with your bank or credit union that it is a member of ACH.

- Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 15 days of your purchase if you purchased the shares by electronic transfer.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive "good funds" for at least one week thereafter.


BY EXCHANGE

- You may redeem some or all of your shares of a Fund and use the proceeds to buy shares of another Oakmark fund or Oakmark Units either in writing or by calling the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choosing menu option 1 and following the instructions, or by calling an investor service representative at 1-800-OAKMARK.

- Obtain a current prospectus for a Fund into which you are exchanging by visiting the Oakmark Funds' website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

- An exchange request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- The Trust may refuse at any time any exchange request it considers detrimental to a Fund.

- AN EXCHANGE TRANSACTION IS A REDEMPTION OF SHARES AND PURCHASE OF SHARES FOR FEDERAL INCOME TAX PURPOSES AND MAY RESULT IN A CAPITAL GAIN OR LOSS. AN EXCHANGE MAY RESULT IN A 2% REDEMPTION FEE ON SHARES HELD FOR 90 DAYS OR LESS.

See also the section entitled "How to Buy Class I Shares--By Exchange."

BY WIRE TRANSFER

- To redeem shares from your account by wire transfer, call an investor service representative at 1-800-OAKMARK.

-  The proceeds will be paid by wire transfer to your bank account.

- The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account.

- Some transactions require a signature guarantee. See "How to Redeem Class I Shares--Signature Guarantee."

- Payment of the proceeds will normally be wired on the next business day after receipt of your request.

- A redemption request received by telephone after the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

- A wire transfer will normally result in your bank receiving "good funds" on the business day following the date of redemption of your shares.


BY AUTOMATIC REDEMPTION

- You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your New Account Registration Form.

- Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.


BY INTERNET

- Visit the Oakmark Funds' web site at www.oakmark.com, log in to your account and then follow the instructions.

SIGNATURE GUARANTEE. A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

-  your account registration has been changed within the last 30 days;

- the redemption check is to be mailed to an address different from the one on your account;

- the redemption check is to be made payable to someone other than the registered account owner; or

- you are instructing a Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. YOU CANNOT OBTAIN A SIGNATURE GUARANTEE FROM A NOTARY PUBLIC.

SMALL ACCOUNT FEE POLICY. Each Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs nor to a retirement account.

SMALL ACCOUNT REDEMPTION. Each Fund reserves the right to redeem shares in any account, including any account held in the name of an Intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. A Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

                              SHAREHOLDER SERVICES

CLASS I SHAREHOLDERS

If you are a holder of Class I Shares of a Fund, the following services are available to you.

REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and sales of shares of the Funds, as well as periodic statements detailing distributions made by the Funds. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Funds will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

   The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

   In order to open an account, the Funds will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

   After your account is established, the Funds are required to take steps to verify your identity. These actions may include checking your identifying information against various databases. IF THE FUNDS ARE UNABLE TO VERIFY YOUR IDENTITY FROM THE INFORMATION YOU PROVIDE, YOU MAY BE RESTRICTED FROM MAKING FUTURE PURCHASES FOR OR TRANSFERS OF SHARES FROM YOUR ACCOUNT; OR, YOUR ACCOUNT MAY BE CLOSED AND THE REDEMPTION PROCEEDS WILL BE PAID TO YOU. You will receive the share price next calculated after the Funds determine that they are unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

IRA PLANS. The Trust has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account or SIMPLE IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with a Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. There is a $5 set-up fee and a $10 annual maintenance fee for each IRA established. (The maintenance fee is capped at $20 per year). Information on IRAs may be obtained by visiting the Oakmark Funds' website at www.oakmark.com or calling an investor service representative at 1-800-OAKMARK.

ESTABLISHING PRIVILEGES. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, visit the Oakmark Funds' website at www.oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK to request the appropriate form.

VOICE RECOGNITION SYSTEM ("OAKLINK"). To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Voice Recognition System, OAKLINK, at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification number ("PIN") to access account information through OAKLINK. To establish a PIN, call 1-800-OAKMARK and choose menu options 1, **, 1, then 6 and you will be prompted for your social security number and account number information for PIN establishment for system access. If you have problems, please contact an Investor Service Representative at 1-800-OAKMARK Monday through Friday between the hours of 8:00 a.m. and 6:00 p.m. ET.

WEBSITE. To learn more about The Oakmark Funds, or to obtain a prospectus, account application, shareholder report, account servicing form, average cost information or each Fund's daily NAV, to establish systematic investing privileges or to read portfolio manager commentaries visit the Oakmark Funds' website at www.oakmark.com. To perform transactions, change your address, order duplicate statements or obtain information about your account, such as your account balance, your last transaction and account history, log into your account and follow the instructions.

FORMS FOR SERVICING ACCOUNTS. To facilitate investing, the Funds make the following forms available:

-  New Account Registration Form

-  IRA Application

-  IRA Transfer of Assets Form

-  IRA Distribution Form

-  Add-A-Fund Form

-  Education Savings Account Application (formerly Education IRA)

-  Education Savings Account Transfer of Assets Form

- Shareholder Services Form (which includes forms to add or change your: address, social security or tax ID number, electronic transactions, bank information, distribution options, systematic withdrawal plan, automatic investment plan)

-  Name Change Request

-  Change of Beneficiary Form

-  Check Writing Signature Form

-  Transfer on Death Form

-  Payroll Deduction Application

-  Power of Attorney

TELEPHONE AND INTERNET TRANSACTIONS. You may perform many transactions--including exchanges, purchases and redemptions--by telephone and over the Internet. To prevent unauthorized transactions in your account, the Funds will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Funds or their agents may record a telephone call, request a personal identification number or password, request more information and send written confirmations of telephone and Internet transactions. The Funds request that shareholders review these written confirmations and notify the Funds immediately if there is a problem. A Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

ACCOUNT ADDRESS CHANGE. You may change the address of record for your Fund account by sending written instructions to the Funds at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by telephoning an investor service representative at 1-800-OAKMARK. You may change your address by visiting the Oakmark Funds' website at www.oakmark.com and logging in to your account and following the instructions. You may also change your address by noting the change on the investment slip included as part of your quarterly account statement. Please be sure to sign the slip as authorization. P.O. Box addresses will only be accepted with accompanying street address information. If you change your address of record without a signature guarantee, unless you request that the redemption proceeds be sent to your bank account of record with the Funds, the Funds will not honor the redemption request for the following 30 days. During that period, the Funds will require written redemption requests with signature guarantees.

ACCOUNT REGISTRATION CHANGE. You may change the name on your account registration only by sending your written instructions with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See "How to Redeem Class I Shares--Signature Guarantee." Please note that a new account application or other documentation may be required depending on the type of account registration.

ACCOUNT TRANSCRIPTS. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK. The Funds may assess a processing charge for a transcript order.

CLASS II SHAREHOLDERS

If you are a holder of Class II Shares of a Fund, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. You should contact your plan sponsor or service provider for information about the services available to you under the terms of your plan.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund's portfolio securities. Equity and Income Fund may declare and pay dividends from net investment income semi-annually, while each of the other Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

   All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in a Fund, depending on the laws of your home state or locality.

EXCHANGES. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

DISTRIBUTIONS. Distributions from investment income (dividends) and net short-term capital gains are taxable as ordinary income except as noted below. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

   The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

   Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

   For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that "qualified dividend income" of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 15%. The character of a capital gain depends on the length of time that the Fund held the asset it sold.

   Every January, each of your Funds will send you and the IRS a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

AVERAGE COST CALCULATION. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, each Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

BUYING INTO A DISTRIBUTION. Purchasing a Fund's shares in a taxable account shortly before a distribution by the Fund is sometimes called "buying into a distribution." You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

   A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund's portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, if a Fund qualifies for, and makes, a special election you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund.

BACKUP WITHHOLDING. You must furnish to the Funds your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the Internal Revenue Service informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because each Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for a Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

                              FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last five years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The information for the fiscal year ended September 30, 2004 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund's financial statements, is included in the annual report and is incorporated by reference in the Statement of Additional Information, which are available on request. Deloitte & Touche LLP has also audited the information for the fiscal years ended September 30, 2003 and 2002. The financial highlights for the fiscal periods ended prior to September 30, 2002, were audited by other auditors who have ceased operations. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

                                THE OAKMARK FUND

For a share outstanding throughout each period

                                                                         CLASS I
                                   -----------------------------------------------------------------------------------
                                     YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                        2004              2003             2002             2001             2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $        33.85    $        28.08   $        32.01   $        26.95   $        34.37
Income (loss) from investment
   operations:
   Net investment income                     0.16              0.13             0.12             0.07             0.49
   Net gains (losses)
      (both realized
        and unrealized)                      4.81              5.75            (3.85)            5.38            (2.91)
                                   -----------------------------------------------------------------------------------
      Total from investment
        operations:                          4.97              5.88            (3.73)            5.45            (2.42)
Less distributions:
   Dividends (from net
      investment income)                    (0.14)            (0.11)           (0.20)           (0.39)           (0.26)
   Distributions (from
      capital gains)                         0.00              0.00             0.00             0.00            (4.74)
                                   -----------------------------------------------------------------------------------
      Total distributions                   (0.14)            (0.11)           (0.20)           (0.39)           (5.00)
                                   -----------------------------------------------------------------------------------
   Redemption fee per share                  0.00(a)             --               --               --               --
Net asset value, end of period     $        38.68    $        33.85   $        28.08   $        32.01   $        26.95
                                   ===================================================================================
Total return                                14.73%            20.99%          (11.77)%          20.42%           (7.55)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                   $      6,474.0    $      4,769.4   $      3,300.9   $      3,109.1   $      2,038.7
   Ratio of expenses to
      average net assets                     1.05%             1.14%            1.17%            1.15%            1.21%
   Ratio of net investment
      income to average net
        assets                               0.47%             0.48%            0.38%            0.73%            1.42%
   Portfolio turnover rate                     19%               21%              44%              57%              50%

                                                                             CLASS II
                                             -------------------------------------------------------------------------
                                                                                                         APRIL 5, 2001
                                               YEAR ENDED           YEAR ENDED         YEAR ENDED           THROUGH
                                              SEPTEMBER 30,        SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                  2004                 2003               2002              2001 (b)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $        33.68       $        28.04     $        31.97     $        32.09
Income (loss) from investment operations:
   Net investment income                               0.04(c)              0.05               0.16               0.05
   Net gains (losses) on securities
      (both realized and unrealized)                   4.78                 5.69              (3.92)             (0.17)
                                             -------------------------------------------------------------------------
      Total from investment operations:                4.82                 5.74              (3.76)             (0.12)
Less distributions:
   Dividends (from net investment income)             (0.05)               (0.10)             (0.17)              0.00
   Distributions (from capital gains)                  0.00                 0.00               0.00               0.00
                                             -------------------------------------------------------------------------
      Total distributions                             (0.05)               (0.10)             (0.17)              0.00
                                             -------------------------------------------------------------------------
Net asset value, end of period               $        38.45       $        33.68     $        28.04     $        31.97
                                             =========================================================================
Total return                                          14.32%               20.52%            (11.85)%            (0.37)%
Ratios/supplemental data:
   Net assets, end of period ($million)      $         51.9       $         21.1     $          7.7     $          0.1
   Ratio of expenses to average net assets             1.40%                1.53%              1.44%              1.32%*
   Ratio of net investment income to
      average net assets                               0.11%                0.06%              0.35%              0.46%*
   Portfolio Turnover Rate                               19%                  21%                44%                57%

*    DATA HAS BEEN ANNUALIZED.
(a)  AMOUNT ROUNDS TO LESS THAN $0.01
(b) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS APRIL 5, 2001.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                             THE OAKMARK SELECT FUND

For a share outstanding throughout each period

                                                                              CLASS I
                                   --------------------------------------------------------------------------------------------
                                     YEAR ENDED           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                    SEPTEMBER 30,        SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                        2004                 2003               2002               2001               2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $        27.55       $        21.67     $        25.20     $        21.45     $        20.92
Income (loss) from investment
   operations:
   Net investment income                     0.15(a)              0.05               0.02               0.03               0.13
   Net gains (losses) on
      securities (both realized
        and unrealized)                      3.60                 5.85              (3.50)              5.17               4.32
                                   --------------------------------------------------------------------------------------------
      Total from investment
        operations:                          3.75                 5.90              (3.48)              5.20               4.45
Less distributions:
   Dividends (from net
      investment income)                    (0.10)               (0.02)             (0.05)             (0.09)             (0.20)
   Distributions (from
      capital gains)                         0.00                 0.00               0.00              (1.36)             (3.72)
                                   --------------------------------------------------------------------------------------------
      Total distributions                   (0.10)               (0.02)             (0.05)             (1.45)             (3.92)
                                   --------------------------------------------------------------------------------------------
   Redemption fee per share                  0.00(b)                --                 --                 --                 --
Net asset value, end of period     $        31.20       $        27.55     $        21.67     $        25.20     $        21.45
                                   ============================================================================================
Total return                                13.64%               27.25%            (13.85)%            25.75%             24.53%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                   $      5,463.0       $      4,993.0     $      3,717.6     $      4,161.4     $      1,772.0
   Ratio of expenses to
      average net assets                     1.00%                1.02%              1.07%              1.08%              1.17%
   Ratio of net investment
      income to average net
        assets                               0.50%                0.23%              0.09%              0.26%              0.76%
   Portfolio turnover rate                     14%                  20%                32%                21%                69%

*    DATA HAS BEEN ANNUALIZED.
(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(b)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(c) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS DECEMBER 31, 1999.

For a share outstanding throughout each period

                                                                          CLASS II
                                   -------------------------------------------------------------------------------------
                                                                                                           DECEMBER 31,
                                                                                                              1999
                                     YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                    SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                        2004              2003              2002             2001            2000 (c)
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $        27.37    $        21.56    $        25.10   $        21.40    $        18.42
Income (loss) from investment
   operations:
   Net investment income
      (loss)                                 0.09(a)           0.00(b)          (0.04)            0.00(b)           0.10
   Net gains (losses) on
      securities (both realized
        and unrealized)                      3.58              5.81             (3.50)            5.10              2.88
                                   -------------------------------------------------------------------------------------
      Total from investment
        operations:                          3.67              5.81             (3.54)            5.10              2.98
Less distributions:
   Dividends (from net
      investment income)                    (0.04)             0.00              0.00            (0.06)             0.00
   Distributions (from
      capital gains)                         0.00              0.00              0.00            (1.34)             0.00
                                   -------------------------------------------------------------------------------------
      Total distributions                   (0.04)             0.00              0.00            (1.40)             0.00
                                   -------------------------------------------------------------------------------------
Net asset value, end of period     $        31.00    $        27.37    $        21.56   $        25.10    $        21.40
                                   =====================================================================================
Total return                                13.40%            26.95%           (14.10)%          25.28%            16.18%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                   $         98.0    $         93.1    $         64.4   $         35.4    $          6.8
   Ratio of expenses to
      average net assets                     1.21%             1.29%             1.36%            1.40%             1.41%*
   Ratio of net investment
      income (loss) to average
        net assets                           0.29%            (0.04)%           (0.19)%          (0.08)%            0.59%*
   Portfolio turnover rate                     14%               20%               32%              21%               69%

*    DATA HAS BEEN ANNUALIZED.
(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(b)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(c) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS DECEMBER 31, 1999.

                       THE OAKMARK EQUITY AND INCOME FUND

For a share outstanding throughout each period

                                                                           CLASS I
                                   -------------------------------------------------------------------------------------
                                     YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                        2004              2003              2002              2001             2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $        20.30    $        17.18    $        17.45    $        16.50   $        15.68
Income (loss) from investment
   operations:
   Net investment income                     0.15              0.17              0.33(a)           0.08             0.35
   Net gains (losses) on
      securities (both realized
        and unrealized)                      2.81              3.19             (0.40)             2.11             2.28
                                   -------------------------------------------------------------------------------------
      Total from investment
        operations:                          2.96              3.36             (0.07)             2.19             2.63
Less distributions:
   Dividends (from net
      investment income)                    (0.14)            (0.24)            (0.16)            (0.24)           (0.45)
   Distributions (from
      capital gains)                         0.00              0.00             (0.04)            (1.00)           (1.36)
                                   -------------------------------------------------------------------------------------
      Total distributions                   (0.14)            (0.24)            (0.20)            (1.24)           (1.81)
                                   -------------------------------------------------------------------------------------
   Redemption fee per share                  0.00(b)             --                --                --               --
Net asset value, end of period     $        23.12    $        20.30    $        17.18    $        17.45   $        16.50
                                   =====================================================================================
Total return                                14.64%            19.75%            (0.47)%           14.40%           18.51%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                   $      7,577.9    $      4,138.0    $      2,241.9    $        620.1   $         54.5
   Ratio of expenses to
      average net assets                     0.92%             0.93%             0.96%             0.98%            1.24%
   Ratio of net investment
      income to average net
        assets                               0.78%             1.07%             1.71%             2.07%            3.04%
   Portfolio turnover rate                     72%               48%               73%              124%              87%

*    DATA HAS BEEN ANNUALIZED.
(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(b)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(c) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE THE PUBLIC WAS JULY 13, 2000.

For a share outstanding throughout each period

                                                                        CLASS II
                                   -----------------------------------------------------------------------------------
                                                                                                        JULY 13, 2000
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED        THROUGH
                                    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                        2004             2003             2002              2001           2000 (c)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                       $        20.24   $        17.15   $        17.40    $        16.49   $        15.51
Income (loss) from investment
   operations:
   Net investment income                     0.11             0.16             0.30(a)           0.07             0.30
   Net gains (losses) on
      securities (both realized
        and unrealized)                      2.79             3.15            (0.40)             2.08             0.68
                                   -----------------------------------------------------------------------------------
      Total from investment
        operations:                          2.90             3.31            (0.10)             2.15             0.98
Less distributions:
   Dividends (from net
      investment income)                    (0.11)           (0.22)           (0.11)            (0.24)            0.00
   Distributions (from
      capital gains)                         0.00             0.00            (0.04)            (1.00)            0.00
                                   -----------------------------------------------------------------------------------
      Total distributions                   (0.11)           (0.22)           (0.15)            (1.24)            0.00
                                   -----------------------------------------------------------------------------------
Net asset value, end of period     $        23.03   $        20.24   $        17.15    $        17.40   $        16.49
                                   ===================================================================================
Total return                                14.36%           19.46%           (0.60)%           14.07%            6.32%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                   $        478.7   $        246.6   $        118.7    $          3.3   $          0.4
   Ratio of expenses to
      average net assets                     1.17%            1.17%            1.20%             1.23%            1.32%*
   Ratio of net investment
      income to average net
        assets                               0.53%            0.84%            1.50%             1.95%            2.59%*
   Portfolio turnover rate                     72%              48%              73%              124%              87%

*    DATA HAS BEEN ANNUALIZED.
(a)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(b)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(c) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE THE PUBLIC WAS JULY 13, 2000.

                             THE OAKMARK GLOBAL FUND

For a share outstanding throughout each period

                                                                         CLASS I
                                  --------------------------------------------------------------------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                  SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,
                                      2004             2003              2002                 2001              2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                      $       16.98    $       11.30     $       10.83       $       10.91     $        9.18
Income (loss) from investment
   operations:
   Net investment income                   0.09             0.01              0.00(a)(b)          0.03              0.11
   Net gains (losses) on
      securities (both realized
        and unrealized)                    2.71             5.67              0.76(c)             0.12              1.63
                                  --------------------------------------------------------------------------------------
      Total from investment
        operations:                        2.80             5.68              0.76                0.15              1.74
Less distributions:
   Dividends (from net
      investment income)                   0.00(a)          0.00              0.00               (0.17)            (0.01)
   Distributions (from
      capital gains)                      (0.05)            0.00             (0.29)              (0.06)             0.00
                                  --------------------------------------------------------------------------------------
      Total distributions                 (0.05)            0.00             (0.29)              (0.23)            (0.01)
                                  --------------------------------------------------------------------------------------
   Redemption fee per share                0.00(a)            --                --                  --                --
Net asset value, end of period    $       19.73    $       16.98     $       11.30       $       10.83     $       10.91
                                  ======================================================================================
Total return                              16.54%           50.27%             6.84%               1.37%            18.97%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                  $     1,336.3    $       704.8     $       175.6       $        48.2     $        27.2
   Ratio of expenses to
      average net assets                   1.26%            1.28%             1.55%               1.75%(e)          1.75%(e)
   Ratio of net investment
      income (Loss) to average
        net assets                         0.47%            0.00%(d)         (0.01)%              0.00(e)           0.54%(e)
   Portfolio turnover rate                   16%              42%               86%                114%              147%

(a)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(b)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.
(c) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTIONS OF FUND SHARES IN RELATION TO THE FLUCTUATING NET ASSET VALUE PER SHARE OF THE CLASS.
(d)  AMOUNT ROUNDS TO LESS THAN 0.01%.
(e) IF THE FUND HAD PAID ALL OF ITS EXPENSES AND THERE HAD BEEN NO EXPENSE REIMBURSEMENT BY THE ADVISER, RATIOS WOULD HAVE BEEN AS FOLLOWS:

                                                    SEPTEMBER 30,     SEPTEMBER 30,
                                                        2001              2000
-----------------------------------------------------------------------------------
Ratio of expenses to average net assets                 1.80%             1.96%
Ratio of net income (loss) to average net assets       (0.05)%            0.34%

For a share outstanding throughout each period

                                                                               CLASS II
                                                         -------------------------------------------------
                                                                                              OCTOBER 10,
                                                                                                 2001
                                                          YEAR ENDED        YEAR ENDED         THROUGH
                                                         SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                              2004             2003             2002 (a)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $       16.84     $       11.24     $       11.25
Income (loss) from investment operations:
   Net investment income (loss)                                   0.05              0.02             (0.03)
   Net gains (losses) on securities (both realized and
      unrealized)                                                 2.69              5.58              0.31(b)
                                                         -------------------------------------------------
      Total from investment operations:                           2.74              5.60              0.28
Less distributions:
   Dividends (from net investment income)                         0.00              0.00              0.00
   Distributions (from capital gains)                            (0.05)             0.00             (0.29)
                                                         -------------------------------------------------
      Total distributions                                        (0.05)             0.00             (0.29)
                                                         -------------------------------------------------
Net asset value, end of period                           $       19.53     $       16.84     $       11.24
                                                         =================================================
Total return                                                     16.32%            49.82%             2.31%
Ratios/supplemental data:
   Net assets, end of period ($million)                  $        24.7     $         5.8     $         0.6
   Ratio of expenses to average net assets                        1.50%             1.46%             1.86%*
   Ratio of net investment income (loss) to average
      net assets                                                  0.37%            (0.01)%           (0.26)%*
   Portfolio turnover tate                                          16%               42%               86%

*    DATA HAS BEEN ANNUALIZED.
(a) THE DATE ON WHICH CLASS II SHARES WERE FIRST OFFERED FOR SALE TO THE PUBLIC WAS OCTOBER 10, 2001.
(b) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTIONS OF FUND SHARES IN RELATION TO THE FLUCTUATING NET ASSET VALUE PER SHARE OF THE CLASS.

                         THE OAKMARK INTERNATIONAL FUND

For a share outstanding throughout each period

                                                                          CLASS I
                                  -----------------------------------------------------------------------------------
                                   YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                      2004               2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                      $      15.67       $      12.17     $      12.51     $      15.40     $       13.95
Income (loss) from investment
   operations:
   Net investment income                  0.24               0.11             0.14             0.20              1.02
   Net gains (losses) on
      securities (both realized
        and unrealized)                   3.18               3.52            (0.31)           (2.07)             0.92
                                  -----------------------------------------------------------------------------------
      Total from investment
        operations:                       3.42               3.63            (0.17)           (1.87)             1.94
Less distributions:
   Dividends (from net
      investment income)                 (0.11)             (0.13)           (0.17)           (0.51)            (0.49)
   Distributions (from
      capital gains)                      0.00               0.00             0.00            (0.51)             0.00
                                  -----------------------------------------------------------------------------------
      Total distributions                (0.11)             (0.13)           (0.17)           (1.02)            (0.49)
                                  -----------------------------------------------------------------------------------
   Redemption fee per share               0.00(a)              --               --               --                --
Net asset value, end of period    $      18.98       $      15.67     $      12.17     $      12.51     $       15.40
                                  ===================================================================================
Total return                             21.92%             29.97%           (1.53)%         (13.10)%           14.27%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                  $    4,036.9       $    2,676.6     $    1,393.8     $      738.5     $       782.4
   Ratio of expenses to
      average net assets                  1.20%              1.25%            1.31%            1.30%             1.30%
   Ratio of net investment
      income to average
        net assets                        1.40%              1.03%            1.34%            1.40%             1.87%
   Portfolio turnover rate                  21%                34%              24%              58%               64%

*    DATA HAS BEEN ANNUALIZED.
(a)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(b) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS NOVEMBER 4, 1999.

For a share outstanding throughout each period

                                                                        CLASS II
                                  ------------------------------------------------------------------------------------
                                                                                                         NOVEMBER 4,
                                                                                                            1999
                                   YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED         THROUGH
                                  SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                      2004               2003             2002             2001            2000 (b)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                      $      15.58       $      12.13     $      12.47     $      15.37      $       14.36
Income (loss) from Investment
   operations:
   Net investment income                  0.18               0.08             0.15             0.17               0.96
   Net gains (losses) on
      securities (both realized
        and unrealized)                   3.16               3.48            (0.37)           (2.10)              0.54
                                  ------------------------------------------------------------------------------------
      Total from investment
        operations:                       3.34               3.56            (0.22)           (1.93)              1.50
Less distributions:
   Dividends (from net
      investment income)                 (0.06)             (0.11)           (0.12)           (0.49)             (0.49)
   Distributions (from
      capital gains)                      0.00               0.00             0.00            (0.48)              0.00
                                  ------------------------------------------------------------------------------------
      Total distributions                (0.06)             (0.11)           (0.12)           (0.97)             (0.49)
                                  ------------------------------------------------------------------------------------
Net asset value, end of period    $      18.86       $      15.58     $      12.13     $      12.47      $       15.37
                                  ====================================================================================
Total return                             21.52%             29.52%           (1.76)%         (13.44)%            10.79%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                  $      259.2       $      123.2     $       48.5     $        1.9      $         0.1
   Ratio of expenses to
      average net assets                  1.53%              1.67%            1.58%            1.64%              1.50%*
   Ratio of net investment
      income to average
        net assets                        1.18%              0.69%            1.33%            0.62%              1.98%*
   Portfolio turnover rate                  21%                34%              24%              58%                64%

*    DATA HAS BEEN ANNUALIZED.
(a)  AMOUNT ROUNDS TO LESS THAN $0.01 PER SHARE.
(b) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS NOVEMBER 4, 1999.

                    THE OAKMARK INTERNATIONAL SMALL CAP FUND

For a share outstanding throughout each period

                                                                          CLASS I
                                  -----------------------------------------------------------------------------------
                                   YEAR ENDED         YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                      2004               2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
   of period                      $      13.74       $      10.17     $      10.00     $      11.51     $       12.64
Income (loss) from investment
   operations:
   Net investment income                  0.11               0.11             0.11             0.13              0.23
   Net gains (losses) on
      securities (both realized
        and unrealized)                   4.52               3.82             0.36(a)         (0.81)            (0.66)
                                  -----------------------------------------------------------------------------------
      Total from investment
        operations:                       4.63               3.93             0.47            (0.68)            (0.43)
Less distributions:
   Dividends (from net
      investment income)                 (0.12)             (0.09)           (0.16)           (0.34)            (0.11)
   Distributions (from
      capital gains)                      0.00              (0.27)           (0.14)           (0.49)            (0.59)
                                  -----------------------------------------------------------------------------------
      Total distributions                (0.12)             (0.36)           (0.30)           (0.83)            (0.70)
                                  -----------------------------------------------------------------------------------
   Redemption fee per share               0.01                 --               --               --                --
Net asset value, end of period    $      18.26       $      13.74     $      10.17     $      10.00     $       11.51
                                  ===================================================================================
Total return                             33.94%             39.78%            4.68%           (6.18)%           (3.44)%
Ratios/supplemental data:
   Net assets, end of period
      ($million)                  $      734.1       $      477.8     $      357.7     $      118.9     $        90.3
   Ratio of expenses to
      average net assets                  1.49%              1.57%            1.64%            1.74%             1.77%
   Ratio of net investment
      income to average
        net assets                        0.72%              0.99%            1.28%            1.83%             1.99%
   Portfolio turnover rate                  29%                30%              42%              49%               40%

*    DATA HAS BEEN ANNUALIZED.
(a) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING NET ASSET VALUE PER SHARE OF THE CLASS.
(b) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS JANUARY 8, 2001.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

For a share outstanding throughout each period

                                                                            CLASS II
                                               -------------------------------------------------------------------
                                                                                                   JANUARY 8, 2001
                                                YEAR ENDED       YEAR ENDED       YEAR ENDED          THROUGH
                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                                   2004             2003             2002             2001 (b)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $       13.69    $       10.14    $        9.97     $         10.73
Income (loss) from investment
   operations:
   Net investment income                                0.13             0.08             0.13(c)             0.15
   Net gains (losses) on securities
      (both realized and unrealized)                    4.52             3.81             0.30(a)            (0.91)
                                               -------------------------------------------------------------------
      Total from investment operations:                 4.65             3.89             0.43               (0.76)
Less distributions:
   Dividends (from net investment
      income)                                          (0.09)           (0.07)           (0.12)               0.00
   Distributions (from capital gains)                   0.00            (0.27)           (0.14)               0.00
                                               -------------------------------------------------------------------
      Total distributions                              (0.09)           (0.34)           (0.26)               0.00
                                               -------------------------------------------------------------------
Net asset value, end of period                 $       18.25    $       13.69    $       10.14     $          9.97
                                               ===================================================================
Total return                                           34.11%           39.39%            4.25%              (7.08)%
Ratios/supplemental data:
   Net assets, end of period ($million)        $         0.5    $         0.4    $         0.3     $           0.0
   Ratio of expenses to average net assets              1.39%            1.81%            1.87%               1.97%*
   Ratio of net investment income to
      average net assets                                0.75%            0.72%            1.06%               1.76%*
   Portfolio turnover rate                                29%              30%              42%                 49%

*    DATA HAS BEEN ANNUALIZED.
(a) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN/LOSS FOR THE PERIOD DUE TO THE TIMING OF PURCHASES AND REDEMPTION OF FUND SHARES IN RELATION TO THE FLUCTUATING NET ASSET VALUE PER SHARE OF THE CLASS.
(b) THE DATE ON WHICH CLASS II SHARES WERE FIRST SOLD TO THE PUBLIC WAS JANUARY 8, 2001.
(c)  COMPUTED USING AVERAGE SHARES OUTSTANDING THROUGHOUT THE PERIOD.

                                     NOTES:

                                     NOTES:

                                     NOTES:

You can obtain more information about The Oakmark Funds' investments in its semiannual and annual reports to shareowners. These reports contain information on the market conditions and investment strategies that significantly affected The Oakmark Funds' performance during the last fiscal year.

   You may wish to read the Statement of Additional Information (SAI) for more information about The Oakmark Funds. The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

   You can obtain free copies of The Oakmark Funds' semiannual and annual reports and the SAI, request other information, and discuss your questions about The Oakmark Funds by writing or calling:

   THE OAKMARK FUNDS
   P.O. BOX 219558
   KANSAS CITY, MO 64121-9558
   1-800-OAKMARK
   (1-800-625-6275)

The requested documents will be sent within three business days of your request.

   Other information about each Fund may also be obtained by visiting The Oakmark Funds' website at www.oakmark.com.

   Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


HARRIS ASSOCIATES INVESTMENT TRUST
811-06279

HASPROS05

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                January 28, 2005

                                THE OAKMARK FUNDS
                                  No-Load Funds

                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                                TABLE OF CONTENTS

THE FUNDS                                                                      2

INVESTMENT RESTRICTIONS                                                        2

HOW THE FUNDS INVEST                                                           4

PERFORMANCE INFORMATION                                                       13

INVESTMENT ADVISER                                                            17

CODE OF ETHICS                                                                20

PROXY VOTING POLICIES AND PROCEDURES                                          20

TRUSTEES AND OFFICERS                                                         22

PRINCIPAL SHAREHOLDERS                                                        28

PURCHASING AND REDEEMING SHARES                                               30

ADDITIONAL TAX INFORMATION                                                    33

DISTRIBUTOR                                                                   35

PORTFOLIO TRANSACTIONS                                                        35

DECLARATION OF TRUST                                                          39

CUSTODIAN AND TRANSFER AGENT                                                  39

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 39

APPENDIX A -- BOND RATINGS                                                   A-1

APPENDIX B -- FINANCIAL STATEMENTS                                           B-1

                                    THE FUNDS

     Oakmark Fund, Select Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation. Equity and Income Fund seeks income and preservation and growth of capital.

     The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

     The Oakmark Small Cap Fund was liquidated effective September 28, 2004.

     Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

                             INVESTMENT RESTRICTIONS

     In pursuing their respective investment objectives no Fund will:

     1. [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

     5. Issue any senior security except in connection with permitted borrowings;

     6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

----------
(1) A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and

[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

     11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     12. Invest in companies for the purpose of management or the exercise of control;

     13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     14. [OAKMARK FUND, SELECT FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [GLOBAL FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     15. [OAKMARK FUND, SELECT FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

     16. Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

----------
    losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

(2) In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4) A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

     17. Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

     18. Write any call option or put option unless the option is covered* and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

     19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

     All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

----------
* In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

     Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                     (ALL STOCKS AVAILABLE FOR INVESTMENT.)
                                        |
                                CRITERIA SCREENS
                  (MANAGERS AND RESEARCH TEAM SCREEN FOR STOCKS
               THAT THEY BELIEVE ARE WORTH FURTHER CONSIDERATION.)
                                        |
                      QUANTITATIVE AND QUALITATIVE RESEARCH
         (RIGOROUS ANALYSIS IS PERFORMED TO ENSURE THAT THE STOCK MEETS
                           CERTAIN "VALUE" STANDARDS.)
                                        |
                                  APPROVED LIST
                       (APPROXIMATELY 125-150 SECURITIES.)
                                        |
                                     INVEST
            (MANAGERS SELECT STOCKS FROM THE APPROVED LIST FOR THEIR
                                SPECIFIC FUNDS.)

SMALL CAP SECURITIES


     Certain of the Funds may invest in "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($ 4.894 billion as of December 31, 2004). The mean market capitalization of companies included in the S&P Small Cap 600 Index was $880 million as of December 31, 2004. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change. Under normal market conditions, International Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of small cap companies. The Fund will notify shareholders at least 60 days prior to any change in its 80% policy.


SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 25-75% of its total assets in securities of non-U.S. issuers and the other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

     International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

     Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

     It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (I.E., securities rated BB or lower by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

GOVERNMENT-SPONSORED ENTITY SECURITIES

     Each Fund may invest in government-sponsored entity securities, which are securities issued by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, among others. Although such an issuer may be chartered or sponsored by an Act of Congress, its securities are neither issued nor guaranteed by the United States Treasury.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

     If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities.

     Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

     Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

     Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

     In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

     Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

     Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

     A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities are segregated on the books of the Fund's custodian or (c) an absolute and immediate right to acquire the underlying security without additional consideration (or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount are segregated on the books of the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option are segregated on the books of the Fund's custodian on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the last reported sale price, or, if no sale price is available, at the mean between the last bid and asked prices, or if the mean is not available, at the most recent bid quotation.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                             PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return for the period.

     Average Annual Total Return will be computed as follows:

          ERV = P(1+T)(TO THE POWER OF n)

     Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
            ERV = ending redeemable value of shares held at the end of the period

     The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

          ATV SUB (D) = P(1+T)(TO THE POWER OF n)

     Where:         P = a hypothetical initial investment of $1,000
                    T = average annual total return (after taxes on
                        distributions)
                    n = number of years
          ATV SUB (D) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

          ATV SUB (DR) = P(1+T)(TO THE POWER OF n)

     Where:          P = a hypothetical initial investment of $1,000
                     T = average annual total return (after taxes on
                         distributions)
                     n = number of years
          ATV SUB (DR) = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

     Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   a-b
     Yield = 2 [( ----- +1)(TO THE POWER OF 6) - 1]
                   cd

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                    c = the average daily number of shares outstanding during
                        the period that were entitled to receive dividends
                    d = the maximum offering price per share on the last day of the period

Although they may do so in the future, no Fund except Equity and Income Fund typically calculates or advertises its yield.

     Each Fund's Average Annual Total Return before and, for Class I Shares, after taxes for various periods ended December 31, 2004 are shown in the tables below. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION, VISIT www.oakmark.com.

OAKMARK FUND - CLASS I SHARES

                BEFORE TAXES                            1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        11.73%      9.63%       11.78%

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        11.57%      9.39%       10.32%

         AFTER TAXES ON DISTRIBUTIONS
            AND SALE OF FUND SHARES                     1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        7.62%       8.23%       9.68%


OAKMARK FUND - CLASS II SHARES



                BEFORE TAXES                            1 YEAR      LIFE OF FUND*
     -------------------------------------------------------------------------------
     Average Annual Total Return                        11.40%           7.51%



     *    From the date Class II Shares were first offered for sale - April 5,
          2001.

SELECT FUND - CLASS I SHARES

               BEFORE TAXES                             1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        9.73%       14.45%        20.62%

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        9.45%       13.99%        19.57%

      AFTER TAXES ON DISTRIBUTIONS
         AND SALE OF FUND SHARES                        1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        6.32%       12.44%         18.11%


     * From the date the Class I Shares were first offered for sale - November 1, 1996.


SELECT FUND - CLASS II SHARES


               BEFORE TAXES                             1 YEAR      5 YEAR     LIFE OF FUND*
     ----------------------------------------------------------------------------------------
     Average Annual Total Return                        9.49%       14.12%        14.12%



     * From the date Class II Shares were first offered for sale - December 31, 1999.


EQUITY AND INCOME FUND - CLASS I SHARES

               BEFORE TAXES                             1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        10.36       13.47         14.31

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        9.63%       12.69%        13.07%

      AFTER TAXES ON DISTRIBUTIONS
         AND SALE OF FUND SHARES                        1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        7.26%       11.41%        12.07%


     * From the date Class I Shares were first offered for sale - November 1, 1995.



EQUITY AND INCOME FUND - CLASS II SHARES



               BEFORE TAXES                             1 YEAR      LIFE OF FUND*
     ----------------------------------------------------------------------------------------
     Average Annual Total Return                        10.07%         13.03%



     *    From the date Class II Shares were first offered for sale - July
          13, 2000.

GLOBAL FUND - CLASS I SHARES

               BEFORE TAXES                             1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        15.63%      18.56%        17.01%

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        15.24%      18.22%        16.68%

      AFTER TAXES ON DISTRIBUTIONS
         AND SALE OF FUND SHARES                        1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        10.63%      16.27%        14.91%

     *    From the date Class I Shares were first offered for sale - August 4,
          1999.


GLOBAL FUND - CLASS II SHARES



           BEFORE TAXES                                 1 YEAR            LIFE OF FUND*
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        15.34%               24.21%



     * From the date Class II Shares were first offered for sale - October 10, 2001.





INTERNATIONAL FUND - CLASS I SHARES


                BEFORE TAXES                            1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        19.09%      9.93%       11.54%

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        18.68%      9.27%       9.81%

         AFTER TAXES ON DISTRIBUTIONS
            AND SALE OF FUND SHARES                     1 YEAR      5 YEAR     10 YEAR
     -----------------------------------------------------------------------------------
     Average Annual Total Return                        12.62%      8.26%       9.13%



INTERNATIONAL FUND - CLASS II SHARES



                BEFORE TAXES                     1 YEAR      5 YEAR     LIFE OF FUND*
     -----------------------------------------------------------------------------------
     Average Annual Total Return                 18.78%      9.58%         10.50%



     * From the date Class II Shares were first offered for sale - November 4, 1999.

INTERNATIONAL SMALL CAP FUND - CLASS I SHARES

               BEFORE TAXES                             1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        28.95%      13.92%        13.16%

        AFTER TAXES ON DISTRIBUTIONS                    1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        28.15%      13.09%        11.77%

      AFTER TAXES ON DISTRIBUTIONS
         AND SALE OF FUND SHARES                        1 YEAR      5 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        19.45%      11.77%         10.86%


     * From the date Class I Shares were first offered for sale - November 1, 1995.



INTERNATIONAL SMALL CAP FUND - CLASS II SHARES



               BEFORE TAXES                             1 YEAR     LIFE OF FUND*
     ---------------------------------------------------------------------------------------
     Average Annual Total Return                        28.99%        19.80%



     * From the date Class II Shares were first offered for sale - January 8, 2001.





     The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance. The Funds may also note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data.

                               INVESTMENT ADVISER

     The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of
(i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

      FUND                                              FEE
  ---------------                   --------------------------------------------
      Oakmark                       1.00% up to $2 billion; 0.90% from $2-3
                                    billion; 0.80% from $3-5 billion; 0.75% from
                                    $5-7.5 billion; 0.70% from $7.5-10 billion;
                                    and 0.65% over $10 billion

      Select                        1.00% up to $1 billion; 0.95% from $1-1.5
                                    billion; 0.90% from $1.5-2 billion; 0.85%
                                    from $2-2.5 billion; 0.80% from $2.5-5
                                    billion; 0.75% from $5-10 billion; and
                                    0.725% over $10 billion

      Equity and Income             0.75% up to $5 billion; 0.70% from $5-7.5
                                    billion; 0.675% from $7.5-10 billion; 0.65%
                                    from $10-12.5 billion; and 0.60% over $12.5
                                    billion

      Global                        1.00% up to $2 billion; 0.95% from $2-4
                                    billion; and 0.90% over $4 billion

      International                 1.00% up to $2 billion; 0.95% from $2-3
                                    billion; 0.85% from $3-5 billion; 0.825%
                                    from $5-7.5 billion; and 0.815% over $7.5
                                    billion

      International Small Cap       1.25% up to $500 million; 1.10% from $500
                                    million to $1.5 billion; and 1.05% over $1.5
                                    billion

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                      TYPE OF           YEAR ENDED               YEAR ENDED             YEAR ENDED
      FUND            PAYMENT       SEPTEMBER 30, 2004       SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
   ---------------------------------------------------------------------------------------------------
   Oakmark          Advisory fee       $  50,652,178           $  37,074,474          $  34,848,853

   Select           Advisory fee          48,070,958              38,938,068             40,838,462

   Equity and
    Income          Advisory fee          46,997,810              23,468,519             12,099,581

   Global           Advisory fee          12,245,761               2,982,092              1,333,497

   International    Advisory fee          36,337,644              19,015,386             12,048,977

   International
    Small Cap       Advisory fee           7,616,526               4,626,713              3,860,436

     The Agreement for each Fund was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.


     At a meeting of the board of trustees of the Trust held on October 28, 2004, called in part for the purpose of voting on the renewal of the Agreements, the Agreements, with certain restrictions in the schedule of advisory fee rates, were renewed through October 31, 2005 by the affirmative vote of a majority of the trustees, and a majority of "non-interested" trustees, voting separately. The trustees considered information about, among other things:


     - the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment processes;

     -  the terms of each Agreement;

     - the scope and quality of services that the Adviser has been providing to the Funds;

     - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

     - the advisory fee rates payable by each Fund to the Adviser and by comparable funds managed by other advisers, as well as advisory fee rates payable by other types of accounts managed by the Adviser;

     - the total expense ratio of each Fund and of comparable funds managed by other advisers;

     - the compensation payable by the Funds to affiliates of the Adviser for other services, and the Adviser's contractual undertaking to limit Fund expenses;

     - the profitability of the Adviser and its affiliates from their relationships with the Funds, as well as economies of scale and sharing of those economies with the Funds; and

     - the Adviser's use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other clients of the Adviser at a cost that may be in excess of the amount other brokers would charge.


     The action of the trustees to renew the Agreements was taken upon recommendation of the committee on management contracts, which had met several times over the preceding five months, and was taken after successive board meetings at which the agreements were discussed.


     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are David G. Herro, Robert M. Levy, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Raitt is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS AMNA"). IXIS AMNA owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, IXIS Asset Management Holdings, LLC ("IXIS Holdings"), all of the outstanding shares of HAI. IXIS AMNA is a limited partnership that owns investment management and distribution and service entities, including IXIS Asset Management Services Company, the Funds' transfer agent.

     IXIS AMNA is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne ("CNC"), a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and CNP Assurances, a large French life insurance company. The registered address of CNC is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France.

     The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares:
1.50% in the case of Oakmark Fund or Select Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund or Select Fund,1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global
Fund, 2.00% (1.75% + .25%); and International Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2006.

     For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

                                 CODES OF ETHICS

     The Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, they regulate such investing by those employees.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to portfolio securities of the Funds in accordance with the Adviser's proxy voting policies and procedures.

     The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Funds) as shareholders of a company. In determining how to vote on any proposal, the Adviser's Proxy Committee considers the proposal's expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

     The Adviser considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management's recommendations. However, when the Adviser believes that management's position on a particular issue is not in the best interests of the Funds and their shareholders, the Adviser will vote contrary to management's recommendation.

PROXY VOTING GUIDELINES

     The Adviser's Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Proxy Committee normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of a Fund and its shareholders to vote contrary to the guidelines. The voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

     - With respect to a company's board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it will normally vote in favor of proposals that insure such independence.

     - With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

     - With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company's shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients' ownership interest in the company or provide participants with excessive awards. The Adviser will also normally vote in favor of proposals to require the expensing of options.

     - With respect to shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, the Adviser will normally vote against proposals for supermajority voting rights, against the issuance of poison pill preferred shares, and against proposals for different classes of stock with different voting rights.

     - With respect to "social responsibility" issues, the Adviser believes that matters related to a company's day-to-day business operations are primarily the responsibility of management. The Adviser is focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

          The proxy voting committee may determine not to vote a Fund's proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

CONFLICTS OF INTEREST


     The Proxy Committee, in consultation with the Adviser's legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser's employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interest of the Funds and their shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Funds and their shareholders, the Executive Committee of the Board of Trustees of the Funds will determine how shares should be voted.


HOW TO OBTAIN THE OAKMARK FUNDS' PROXY VOTING RECORD

     No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at http://www.sec.gov.

                              TRUSTEES AND OFFICERS

     The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The retirement age for trustees is 72. Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

              TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST


                                                                                                   NUMBER OF
                                                          YEAR FIRST              PRINCIPAL        PORTFOLIOS    OTHER
                                                          ELECTED OR            OCCUPATION(S)      IN FUND       DIRECTORSHIPS
 NAME, ADDRESS+ AND AGE AT      POSITION(S) WITH         APPOINTED TO            HELD DURING       OVERSEEN      HELD BY
     DECEMBER 31, 2004               TRUST              CURRENT OFFICE        PAST FIVE YEARS#     BY TRUSTEE    TRUSTEE
 -------------------------      ----------------        --------------        ----------------     ----------    -------------
MICHAEL J. FRIDUSS, 62               Trustee                 1995           Principal, MJ               6             None
                                                                            Friduss &
                                                                            Associates, Inc.
                                                                            (telecommunications
                                                                            consultants)

THOMAS H. HAYDEN, 53                 Trustee                 1995           President,                  6             None
                                                                            Greenhouse
                                                                            Communications
                                                                            (advertising
                                                                            agency), since 2004;
                                                                            Executive Vice
                                                                            President, Campbell
                                                                            Mithun, (advertising
                                                                            and marketing
                                                                            communication
                                                                            agency), prior
                                                                            thereto

CHRISTINE M. MAKI, 44                Trustee                 1995           Vice President--Tax,        6           Director,
                                                                            Hyatt Corporation                     Illinois CPA
                                                                            (hotel management)                       Society

ALLAN J. REICH, 56                   Trustee                 1993           Partner, Seyfarth           6             None
                                                                            Shaw LLP (law firm),
                                                                            since 2003; Vice
                                                                            Chairman of the law
                                                                            firm D'Ancona &
                                                                            Pflaum LLC, prior
                                                                            thereto

MARV R. ROTTER, 58                   Trustee                 1995           Retired, since 2004;        6             None
                                                                            Senior Advisor to
                                                                            Chief Executive
                                                                            Officer, AXA
                                                                            Advisors, LLC
                                                                            (formerly named
                                                                            Rotter & Associates),
                                                                            prior thereto

BURTON W. RUDER, 61                  Trustee                 1995           President, The              6             None
                                                                            Academy Financial
                                                                            Group (venture
                                                                            capital investment
                                                                            and transaction
                                                                            financing firm);
                                                                            Manager, Cedar Green
                                                                            Associates (real
                                                                            estate management
                                                                            firm)

GARY N. WILNER, M.D., 64           Trustee and               1993           Retired, since 2004;        6        Director,
                                 Chairman of the                            Senior Attending                     North American
                                Board of Trustees                           Physician, Evanston                  Scientific,
                                                                            Hospital; Medical                    Inc.
                                                                            Director -                           (developer of
                                                                            Cardiopulmonary                      radioisotopic
                                                                            Wellness Program,                    products for
                                                                            Evanston Hospital                    the treatment
                                                                            Corporation, prior                   and diagnosis
                                                                            thereto                              of disease)

                   TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST


                                                                                                   NUMBER OF
                                                          YEAR FIRST              PRINCIPAL        PORTFOLIOS    OTHER
                                                          ELECTED OR            OCCUPATION(S)      IN FUND       DIRECTORSHIPS
 NAME, ADDRESS+ AND AGE AT      POSITION(S) WITH         APPOINTED TO            HELD DURING       OVERSEEN      HELD BY
     DECEMBER 31, 2004               TRUST              CURRENT OFFICE        PAST FIVE YEARS#     BY TRUSTEE    TRUSTEE
 -------------------------      ----------------        --------------        ----------------     ----------    -------------
PETER S. VOSS*, 58                  Trustee                  1995           Chairman and Chief          6        Chairman, AEW
                                                                            Executive Officer,                   Real Estate
                                                                            IXIS Asset                           Income Fund
                                                                            Management Group;                    (closed-end
                                                                            President and Chief                  investment
                                                                            Executive Officer,                   company);
                                                                            IXIS Asset                           Chairman and
                                                                            Management North                     Chief
                                                                            America, L.P.,                       Executive
                                                                            formerly named CDC                   Officer, CDC
                                                                            IXIS Asset                           Nvest Funds
                                                                            Management North                     (open-end
                                                                            America, L.P.                        investment
                                                                            (investment                          company - 14
                                                                            management);                         portfolios)
                                                                            Chairman of the
                                                                            Management Board,
                                                                            IXIS Asset
                                                                            Management;
                                                                            Director, Harris
                                                                            Associates, Inc.
                                                                            ("HAI")

JOHN R. RAITT*, 50                Trustee and                2003           President and Chief         6
                                   President                                Executive Officer,
                                                                            HAI, Harris
                                                                            Associates L.P.
                                                                            ("HALP") and Harris
                                                                            Associates Securities
                                                                            L.P. ("HASLP") since
                                                                            2003; Chief Operating
                                                                            Officer, HALP 2001-
                                                                            2002; Director of
                                                                            Research, HALP, prior
                                                                            thereto


                           OTHER OFFICERS OF THE TRUST

                                                          YEAR FIRST            PRINCIPAL
                                                          ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH         APPOINTED TO          HELD DURING
      DECEMBER 31, 2004              TRUST              CURRENT OFFICE       PAST FIVE YEARS#
  -------------------------     ----------------        --------------       ----------------
ROBERT M. LEVY, 54               Executive Vice              2004           Chairman, HAI; Chief
                                   President                                Investment Officer,
                                                                            HALP, since 2001;
                                                                            President and Chief
                                                                            Executive Officer,
                                                                            HAI, HALP and HASLP,
                                                                            1997 - 2002;
                                                                            Portfolio Manager,
                                                                            HALP

HENRY R. BERGHOEF, 55          Vice President and            2000           Director of Domestic
                               Portfolio Manager                            Research, HALP,
                              (The Oakmark Select                           since 2003;
                                     Fund)                                  Associate Director
                                                                            of Research, 2001 -
                                                                            2002; Portfolio
                                                                            Manager and Analyst,
                                                                            HALP

                                                          YEAR FIRST            PRINCIPAL
                                                          ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH         APPOINTED TO          HELD DURING
      DECEMBER 31, 2004              TRUST              CURRENT OFFICE       PAST FIVE YEARS#
  -------------------------     ----------------        --------------       ----------------
CHAD M. CLARK, 32              Vice President and             2005          Portfolio Manager,
                               Portfolio Manager                            HALP, since 2001;
                                  (The Oakmark                              International
                              International Small                           Analyst, HALP
                                   Cap Fund)

KEVIN G. GRANT, 40             Vice President and             2000          Portfolio Manager
                                Portfolio Manager                           and Analyst, HALP
                               (The Oakmark Fund)

DAVID G. HERRO, 44             Vice President and             1992          Chief Investment
                               Portfolio Manager                            Officer of
                                  (The Oakmark                              International
                               International Fund                           Equity, since 2003;
                                and The Oakmark                             Portfolio Manager
                              International Small                           and Analyst, HALP
                                   Cap Fund)

JOHN J. KANE, 33              Assistant Treasurer             1999          Manager - Mutual
                                                                            Fund and
                                                                            Institutional
                                                                            Services, HALP

CLYDE S. MCGREGOR, 52          Vice President and             1995          Portfolio Manager,
                                Portfolio Manager                           HALP
                              (The Oakmark Equity
                              and Income Fund and
                               The Oakmark Global
                                      Fund)

WILLIAM C. NYGREN, 46         Vice President and              1996          Portfolio Manager
                               Portfolio Manager                            and Analyst, HALP
                              (The Oakmark Fund
                               and The Oakmark
                                 Select Fund)

VINEETA D. RAKETICH, 33          Vice President               2003          Manager,
                                                                            International
                                                                            Operations and Client
                                                                            Relations, HALP,
                                                                            since 2003;
                                                                            Supervisor, Mutual
                                                                            Fund and
                                                                            Institutional
                                                                            Services, HALP, prior
                                                                            thereto

JANET L. REALI, 53             Vice President and             2001          Vice President,
                                    Secretary                               General Counsel and
                                                                            Secretary, HAI, HALP
                                                                            and HASLP, since
                                                                            2001; Senior
                                                                            Executive Vice
                                                                            President, General
                                                                            Counsel and
                                                                            Secretary, Everen
                                                                            Capital Corp. and
                                                                            Everen Securities,
                                                                            Inc. (broker/dealer),
                                                                            1995-1999

ANN W. REGAN, 56               Chief Compliance               1996          Chief Compliance
                                 Officer, Vice                              Officer of the
                                 President and                              Trust, since 2004;
                              Assistant Secretary                           Director of Mutual
                                                                            Fund Operations,
                                                                            HALP, prior thereto

                                                          YEAR FIRST            PRINCIPAL
                                                          ELECTED OR          OCCUPATION(S)
  NAME, ADDRESS+ AND AGE AT     POSITION(S) WITH         APPOINTED TO          HELD DURING
      DECEMBER 31, 2004              TRUST              CURRENT OFFICE       PAST FIVE YEARS#
  -------------------------     ----------------        --------------       ----------------
KRISTI L. ROWSELL, 38              Treasurer                 1997           Director, Chief
                                                                            Financial Officer
                                                                            and Treasurer, HAI;
                                                                            Chief Financial
                                                                            Officer, HALP and
                                                                            HASLP, since 1999

EDWARD A. STUDZINSKI, 55       Vice President and            2000           Portfolio Manager
                               Portfolio Manager                            and Analyst, HALP
                              (The Oakmark Equity
                                and Income Fund)

MICHAEL J. WELSH, 41           Vice President and            1997           Director of
                               Portfolio Manager                            International
                              (The Oakmark Global                           Research, since
                                  Fund and The                              2003; Portfolio
                                    Oakmark                                 Manager and Analyst,
                              International Fund)                           HALP

----------
+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.


* Mr. Voss and Mr. Raitt are trustees who are "interested persons" of the Trust as defined in the 1940 Act because Mr. Voss is an officer of the Adviser's parent company, Mr. Raitt is an officer of the Adviser, and both Mr. Raitt and Mr. Voss are on the board of HAI.


        The Adviser, on customary terms, manages investment accounts controlled by Messrs. Reich and Rotter.


        The committees of the board of trustees include an executive committee, audit committee, governance committee and management contracts committee. The following table identifies the members of those committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2004.


                                                NUMBER OF MEETINGS
                     MEMBERS OF                 DURING FISCAL YEAR ENDED
COMMITTEE            COMMITTEE                  SEPTEMBER 30, 2004          PRINCIPAL FUNCTIONS OF COMMITTEE
---------            ----------                 ------------------------    --------------------------------
EXECUTIVE            Gary N. Wilner, M.D.*                 1**              The executive committee generally has the
COMMITTEE            Burton W. Ruder                                        authority to exercise the powers of the board
                     Peter S. Voss                                          during intervals between meetings.

                                                NUMBER OF MEETINGS
                     MEMBERS OF                 DURING FISCAL YEAR ENDED
COMMITTEE            COMMITTEE                  SEPTEMBER 30, 2004          PRINCIPAL FUNCTIONS OF COMMITTEE
---------            ----------                 ------------------------    --------------------------------
AUDIT COMMITTEE      Allan J. Reich*                        5               The principal responsibilities of the audit
                     Michael J.                                             committee include the following:
                     Friduss                                                -    to oversee the accounting and financial
                     Thomas H. Hayden                                            reporting policies and practices of the
                     Christine M. Maki                                           Trust, its internal controls and, as
                     Gary N. Wilner, M.D.                                        appropriate, the internal controls of
                                                                                 certain service providers;
                                                                            -    to oversee the quality and objectivity of
                                                                                 the financial statements of the Funds and
                                                                                 the independent audits thereof;
                                                                            -    to approve the selection of the
                                                                                 independent registered public accounting
                                                                                 firm of the Funds;
                                                                            -    to act as liaison between the independent
                                                                                 auditors of the Funds and the full board
                                                                                 of trustees; and
                                                                            -    to oversee the portfolio transaction
                                                                                 policies and practices of the Funds.

GOVERNANCE           Michael J. Friduss*                    5               The governance committee makes recommendations
COMMITTEE            Allan J. Reich                                         to the board regarding board committees and
                     Marvin R. Rotter                                       committee assignments, the composition of the
                     Burton W. Ruder                                        board, candidates for election as
                     Gary N. Wilner, M.D.                                   non-interested trustees and compensation of
                                                                            non-interested trustees, and oversees the
                                                                            process for evaluating the functioning of the
                                                                            board.

MANAGEMENT           Thomas H. Hayden*                      6               The committee on management contracts is
CONTRACTS COMMITTEE  Christine M. Maki                                      responsible for reviewing in the first
                     Marvin R. Rotter                                       instance, and making recommendations to the
                     Burton W. Ruder                                        board regarding, investment advisory agreements
                     Gary N. Wilner, M.D.                                   and any other agreements relating to the
                                                                            management or administration of any Fund.

PRICING              John R. Raitt                         10               The committee is authorized, on behalf of the
COMMITTEE***         Janet L. Reali                                         board, to determine, in accordance with the
                     Kristi L. Rowsell                                      valuation procedures established by the board,
                     Vineeta D. Raketich                                    fair valuations of portfolio securities.
                     John J. Kane

----------

*  Chair of the committee.

** The executive committee held one joint meeting with the Audit Committee on March 1, 2004 and took action by resolution of the Executive Committee members at that meeting.

*** The Foreign Pricing Committee met three times and the Domestic Pricing Committee met seven times during the fiscal year ended September 30, 2004.



     The following table shows the compensation paid by the Trust for the fiscal year ended September 30, 2004 to each trustee who was not an "interested person" of the Trust:



                                         AGGREGATE                AVERAGE
                                       COMPENSATION             COMPENSATION
             NAME OF TRUSTEE          FROM THE TRUST*             PER FUND
             ---------------          --------------            ------------
        Victor A. Morgenstern**          $ 159,200                $ 26,533
        Michael J. Friduss                 101,800                  16,967
        Thomas H. Hayden                   105,800                  17,633
        Christine M. Maki                  109,200                  18,200
        Allan J. Reich                     110,450                  18,408
        Marvin R. Rotter                    88,600                  14,767
        Burton W. Ruder                    101,800                  16,967
        Gary N. Wilner, M.D.               103,800                  17,300


----------

* Each Fund is a series of the Trust and the Trust constitutes the entire fund complex. Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2004, the total amounts accrued under the plan were $476,234 for Mr. Friduss, $450,817 for Mr. Hayden, $488,714 for Ms. Maki, $474,887 for Mr. Rotter, $370,740 for Mr. Ruder and $523,788 for Dr. Wilner.


** Mr. Morgenstern resigned as a trustee as of December 31, 2004.

The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     Trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

     The following table shows the value of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each trustee (within dollar ranges) as of December 31, 2004.



                                                                                                        INTERNATIONAL
                                                        EQUITY AND                      INTERNATIONAL     SMALL CAP
    TRUSTEE           OAKMARK FUND     SELECT FUND      INCOME FUND     GLOBAL FUND          FUND           FUND
    -------           ------------     -----------      -----------     -----------     -------------   -------------
MICHAEL J. FRIDUSS    Over 100,000     Over 100,000    Over 100,000     Over 100,000    10,001-50,000    Over 100,000

THOMAS H. HAYDEN      10,001-50,000    Over 100,000    10,001-50,000   50,000-100,000        None            None

CHRISTINE M. MAKI     10,001-50,000   50,001-100,000   10,001-50,000   50,000-100,000   10,001-50,000   10,001-50,000

JOHN R. RAITT         Over 100,000     Over 100,000    Over 100,000     Over 100,000     Over 100,000    Over 100,000

ALLAN J. REICH        Over 100,000     Over 100,000     Over 100,000   50,001-100,000   50,001-100,000     1-10,000

MARVIN R. ROTTER          None             None            None             None         Over 100,000        None

BURTON W. RUDER           None        10,001-50,000      1-10,000       Over 100,000     Over 100,000    Over 100,000

PETER S. VOSS         Over 100,000     Over 100,000        None             None         Over 100,000    Over 100,000

GARY N.
WILNER, M.D.          Over 100,000     Over 100,000      1-10,000       Over 100,000    50,001-100,000  10,001-50,000


     At December 31, 2004 the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II Shares of each Fund and Class I Shares of Oakmark Fund, Equity and Income Fund, and International Fund and the following percentages of the outstanding shares of each of the other
Funds: Select, 1.5, Global, 1.3, and International Small Cap, 1.7.



                             PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2004 were:

                                                                                   PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS                            FUND AND CLASS                         SHARES HELD
       ----------------                            --------------                  -------------------------
Charles Schwab & Co. Inc. (1)                Oakmark, Class I                                27.87%
101 Montgomery Street                        International Fund, Class I                     37.91
San Francisco, CA  94104-4122                Select, Class I                                 24.27
                                             Equity and Income, Class I                      34.00
                                             International Small Cap, Class I                42.93
                                             Global, Class I                                 39.54

                                                                                   PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS                            FUND AND CLASS                         SHARES HELD
       ----------------                            --------------                  -------------------------
Connecticut General Life Insurance Co. (1)   Select Fund, Class II                           10.21%
280 Trumbull Street
Hartford, CT 06103-3509

Great West Life Annuity Insurance Co. (1)    International, Class II                         33.25%
8515 East Orchard Road
Greenwood Village, CO 80111-5002

JP Morgan Retirement Plan Services (1)       Equity and Income, Class II                      5.49%
9300 Ward Parkway
Kansas City, MO  64114-3317

Merrill Lynch Pierce Fenner & Smith Inc. (1) Oakmark, Class II                               42.78%
4800 Deer Lake Drive E., 3rd Floor           International Small Cap, Class II               40.47
Jacksonville, FL  32246-6484                 Select, Class II                                55.09
                                             Equity and Income, Class II                     54.51
                                             International, Class II                         44.06
                                             Global, Class II                                10.30

MetLife Retirement Plan Group Gap TTEE (1)   Oakmark, Class II                                9.36%
2 Montgomery Street
Jersey City, NJ 07302-3802

National Financial Services Corp. (1)        International Small Cap, Class II               50.03%
200 Liberty Street
New York, NY 10281-1003

National Financial Services Corp. (1)        Select, Class II                                 5.22%
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

National Financial Services Corp. (1)        Oakmark, Class I                                23.14%
P.O. Box 3908, 5th Floor                     International, Class I                          10.11
Church Street Station                        Select, Class I                                 29.23
New York, NY  10008-3908                     Equity and Income, Class I                      26.19
                                             International Small Cap, Class I                15.70
                                             Global, Class I                                 15.18

Nationwide Trust Company, FSB                Oakmark, Class II                               14.26%
P.O. Box 182029                              Equity and Income, Class II                     15.77
Columbus, OH 43218-2029                      International, Class II                          7.21
                                             Global, Class II                                86.05

Northern Trust Company  (1)                  Global, Class I                                  5.24%
FBO Kohler Co Master Retirement
P.O. Box 92956
Chicago, IL 60675-2956

Prudential Investment Management Service (1) International Class I                            6.52%
194 Wood Ave. S., Ste. 201
Iselin, NJ 08830-2710

Reliance Trust Co TTEE (1)                   Oakmark, Class II                               21.45%
FBO MetLife Retirement Plans Group
21 Montgomery Street
Jersey City, NJ 07302

                                                                                   PERCENTAGE OF OUTSTANDING
       NAME AND ADDRESS                            FUND AND CLASS                         SHARES HELD
       ----------------                            --------------                  -------------------------
Reliance Trust Co. (1)                       Select, Class II                                20.60%
FBO MetLife Defined Contribution Group
2 Montgomery Street, 3rd Floor
Jersey City, NJ 07302-3802

Trustlynx & Co.                              International Small Cap, Class II                9.51%
P.O. Box 173736
Denver, CO  80217-3736

Union Bank Trust Nominee (1)                 Equity and Income, Class II                      5.02%
FBO SelectBenefit Ominbus
P.O. Box 85484
San Diego, CA 92186-5484

Wachovia Bank  (1)                           Oakmark, Class II                                5.29%
1525 West Wt Harris Boulevard,
Charlotte, NC 28288-0001

----------
    (1) Shares are held for accounts of customers.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

     The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Domestic securities traded on securities exchanges are generally valued at the last sale price on the exchange where the security is principally traded, or lacking a reported sale at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. The values of securities of non-U.S. issuers that are traded on an exchange are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, the mean between last bid and asked prices, an official closing price, or may be valued based on a pricing composite. The market value of exchange-traded securities is determined by using prices provided by one or more professional pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments with a maturity of 60 days or less from the date of purchase are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

     Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Funds that may be open do not calculate their net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed. Even on days on which both the foreign markets and the NYSE are open, several hours may have passed between the time when trading in a foreign market closes and the NYSE closes and the Funds calculate their net asset values.



     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable. A Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the net asset value is calculated. The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities and the differences may be material to the net asset value of the applicable Fund.

     The Trust has adopted a policy regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

       AMOUNT OF DIFFERENCE                           ACTION TAKEN
       --------------------                           ------------
   LESS THAN 1/2 of 1% of the              The Fund determines whether it has
   originally computed NAV                 incurred a loss or a benefit. If the
                                           Fund has either paid excessive
                                           redemption proceeds or received
                                           insufficient subscription proceeds
                                           ("fund loss"), the party responsible for
                                           the error is expected to reimburse the
                                           Fund for the amount of the loss. If the
                                           Fund has received a benefit from the
                                           error, no action is taken.

   = or GREATER THAN 1/2 of                If any shareholder has sustained a loss
   1% of the originally computed NAV       exceeding $10, the Fund or the party
                                           responsible for the error is expected to
                                           pay the shareholder any additional
                                           redemption proceeds owed and either
                                           refund excess subscription monies paid
                                           or credit the shareholder's account with
                                           additional shares as of the date of the
                                           error.

                                           Either the responsible party or the
                                           individual shareholders who experienced
                                           a benefit as a result of the error are
                                           expected to reimburse the Fund for any
                                           fund losses attributable to them.

SHARES PURCHASED THROUGH INTERMEDIARIES

     Class I Shares of any of the Funds may be purchased through certain financial service companies, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Funds for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares ("Intermediaries"). Class II Shares of each Fund are offered only for purchase through certain retirement plans, such as 401(k), and profit sharing plans. To purchase Class II Shares, you must do so through an Intermediary.

     An Intermediary accepts purchase and sale orders as an authorized agent of the Funds pursuant to a written agreement. Any purchase or sale is made at the net asset value next determined after receipt and acceptance of the order by the Intermediary. Federal securities laws require Intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day. The Funds have no ability to verify compliance by the Intermediaries with that requirement.


     For services provided by an Intermediary with respect to Fund shares held through that Intermediary for its customers, the Intermediary may charge a fee of up to 0.40% of the average annual value of such shares. Each Fund may pay a portion of those fees for sub-transfer agency and shareholder servicing services, not to exceed the estimated fees that the Fund would have paid to its own transfer agent if those shares were registered directly in the customers' names on the books of the Fund's transfer agent. The balance of those fees is paid by the Adviser. Intermediaries may be paid from assets attributable to Class II shares of a Fund an additional service fee, at the rate of 0.25% of the average annual value of Class II Shares of the Fund purchased or held through the Intermediaries, for services associated with the administration of retirement plans.


     The Trust reserves the right to waive minimum investment requirements for purchases made through Intermediaries.

REDEMPTION IN KIND


     Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.


SMALL ACCOUNT FEE AND REDEMPTION POLICY


     Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Prior to redeeming all of the shares in such account, a Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.


90-DAY REDEMPTION FEE - CLASS I SHARES

     Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance of the account. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.


     No Fund imposes a redemption fee on a redemption of:
     - shares acquired by reinvestment of dividends or distributions of the Fund;

     - shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries;
     -  shares redeemed pursuant to a systematic withdrawal plan;
     -  shares redeemed pursuant to a required minimum distribution;

     -  shares redeemed from an account that has changed registration; or

     - an account that is closed because the Funds cannot verify the owner's identity pursuant to the Funds' customer identification program.

MONEY MARKET EXCHANGE FUND

     The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Oakmark Units") of the Government Portfolio of Goldman Sachs Trust, which Oakmark Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of 0.50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.

ANTI-MONEY LAUNDERING COMPLIANCE

     The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

                           ADDITIONAL TAX INFORMATION

GENERAL

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements. The amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

     - You fail to furnish your properly certified social security or other tax identification number;

     - You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     - You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

     - The IRS informs the Fund that your tax identification number is incorrect.

As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

     Those certifications are contained in the application that you complete when you open your Fund account. Each Fund must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     A Fund's transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

     Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

     The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                                   DISTRIBUTOR


     Shares of the Funds are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.


     The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.

                          PORTFOLIO HOLDINGS DISCLOSURE

     The Adviser maintains portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. These portfolio holdings disclosure policies have been approved by the board of trustees. The board of trustees periodically reviews these policies and procedures to ensure they adequately protect shareholders. It is the policy of the Funds and their service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about each Funds' portfolio holdings. The Funds and each of their service providers must adhere to these policies and procedures on portfolio holdings disclosure.


     Rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio and to produce related performance attribution statistics. The disclosure of portfolio holdings to such third parties will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading. The Funds' Chief Compliance Officer, Chief Executive Officer and Treasurer are authorized to disclose each Fund's portfolio securities in accordance with the procedures. Neither the Trust nor the Adviser may receive compensation or other consideration in connection with the disclosure of portfolio holdings.


     Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-Annual reports to Fund shareholders and in the quarterly reports on Form N-Q in the first and third quarters. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.


     Additionally, each Fund, except Select Fund, posts on its website at www.oakmark.com a complete list of its portfolio holdings within 30 days of month-end. Also, each Fund, including Select Fund, posts on its website a complete list of portfolio holdings within 12 business days of fiscal quarter-end.


                             PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

     There were substantial increases in the aggregate commissions paid by Equity and Income Fund and International Small Cap Fund. In the case of Equity and Income Fund, that increase resulted primarily from an increase in the portfolio turnover rate and from substantial increases in net assets from Fund share purchases resulting in increased securities transactions.
In the case of International Small Cap Fund, that increase resulted primarily from an increase in net assets from Fund share purchases resulting in increased securities transactions.


     The commissions paid to affiliated brokers for all of the Funds, except International Fund and International Small Cap Fund, were much lower in fiscal year 2004 compared to 2003 and 2002. These commissions were lower because the affiliated commission cap level was reduced, the Funds used more direct access brokers who were able to obtain lower commission rates and increased market volatility and trade size caused the Funds to use more large, non-affiliated brokers with the expertise and ability to facilitate best execution of Fund transactions.


                                                YEAR ENDED          YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2004  SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                            ------------------  ------------------    ------------------
Oakmark Fund
    Aggregate commissions                       $ 5,076,567       $ 4,534,892            $ 6,781,317
    Commissions paid to affiliate                   188,945           951,978              1,944,752
    Percentage of aggregate commissions
      paid to affiliate*                               3.72%             20.9%                  28.7%

Select Fund
    Aggregate commissions                         3,554,160         3,748,486              7,103,618
    Commissions paid to affiliate                    37,119           544,621              1,010,255
    Percentage of aggregate commissions
      paid to affiliate*                               1.04%             14.5%                  14.2%

                                                YEAR ENDED          YEAR ENDED            YEAR ENDED
                                            SEPTEMBER 30, 2004  SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                            ------------------  ------------------    ------------------
Equity and Income Fund
    Aggregate commissions                       $ 5,456,305         3,773,931              4,727,984
    Commissions paid to affiliate                   251,104           845,629                789,756
    Percentage of aggregate commissions
      paid to affiliate*                               4.60%             22.4%                  16.7%

Global Fund
    Aggregate commissions                         1,899,307         1,652,256                896,555
    Commissions paid to affiliate                    45,850           171,703                197,233
    Percentage of aggregate commissions
      paid to affiliate*                               2.41%             10.4%                  22.0%

International Fund
    Aggregate commissions                         5,431,968         5,497,451              3,824,992
    Commissions paid to affiliate                        --                --                     --
    Percentage of aggregate commissions
      paid to affiliate*                                 --                --                     --

International Small Cap Fund
    Aggregate commissions                         1,086,752           758,356              1,687,897
    Commissions paid to affiliate                        --                --                     --
    Percentage of aggregate commissions
      paid to affiliate*                                 --                --                     --

----------
* The percent of the dollar amount of each Fund's aggregate transactions involving the payment of brokerage commissions that were executed through the affiliate for each of the periods is shown below:

                                      YEAR ENDED            YEAR ENDED       ELEVEN MONTHS ENDED
           FUND                   SEPTEMBER 30, 2004    SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
           ----                   ------------------    ------------------   -------------------
     Oakmark                          4.13%                    21.0%                31.4%
     Select                           1.40                     20.5                 18.2
     Equity and Income                1.95                     18.8                  4.6
     Global                           2.78                     11.0                  9.8
     International                      --                     10.6                 20.3
     International Small Cap            --                       --                   --


     Most options transactions are executed by non-affiliated brokers but are processed through the affiliate. The affiliate remits the commission on those transactions to the executing broker and does not retain any portion thereof. For the fiscal year ended September 30, 2004, those commission amounts were:
Oakmark Fund, $95,093; Select Fund, $114,297; Equity and Income Fund, $66,236; Global Fund, $3,000; and the aggregate dollar amounts involved in those transactions for those respective Funds were: $3,457,070, $3,837,836, $4,627,960, $158,670. Such commissions are not included in commissions paid to affiliates. For the fiscal year ended September 30, 2003, those commission amounts were: Oakmark Fund, $401,964; Select Fund, $541,313; Equity and Income Fund, $96,236; Global Fund, $42,446; and the aggregate dollar amounts involved in those transactions for those respective Funds were: $20,189,634, $83,570,652, $581,639, $6,043,954, $3,487,797. Such commissions are not included in commissions paid to affiliates

     During the year ended September 30, 2004, brokers that provided research products or services to the Adviser were paid by the Funds the following commissions on portfolio transactions: Oakmark Fund, $1,276,479; Select Fund, $726,101; Equity and Income Fund, $1,055,307; International Fund, $2,067,859; International Small Cap Fund, $381,396; Global Fund, $547,982; and the aggregate dollar amounts involved in those transactions for those respective Funds were: $718,499,004, $365,015,099, $665,578,647, $845,837,825,
$145,450,261, $249,604,136.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of the Funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

     The trade allocation process takes place on as timely a basis as possible, i.e. as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market's close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.


     In the case of an Aggregated Order that has not been completely filled, the Adviser's traders determine an average execution price and then allocate securities among the accounts participating in the order. Institutional accounts, including the Funds, are allocated in proportion to the size of the order placed for each account (i.e. pro rata).

     Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.





     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rate of Global Fund was much lower in fiscal year 2004 compared to 2003 and 2002. In the earlier years, when both domestic and foreign securities markets were more volatile, the Fund took advantage of the volatility to sell many securities as they reached their sell targets and to purchase other securities it believed had become undervalued. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

                              DECLARATION OF TRUST

     The Trust was organized as a Massachusetts business trust on February 1, 1991. The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.

                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Internal Revenue Code, calculating each Fund's periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Trust's board of trustees and each Fund's shareholders and for filing with the Securities and Exchange Commission, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     IXIS Asset Management Services Company ("ISC"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. ISC maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays ISC for its services based on the number of open shareholder accounts.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, 180 N. Stetson Avenue, Chicago, IL 60601-6779, audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

RATINGS BY MOODY'S:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATINGS BY S&P:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                       APPENDIX B -- FINANCIAL STATEMENTS

     The financial statements for the Funds for the fiscal year ended September 30, 2004, the notes thereto and reports of Deloitte & Touche LLP thereon, are incorporated herein by reference from the Funds' annual report to shareholders.

                            PART C OTHER INFORMATION

ITEM 23.  EXHIBITS

Note: As used herein, "Registration Statement" refers to this registration statement under the Securities Act of 1933, no. 33-38953. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

(a) Agreement and declaration of trust (exhibit 1 to Post-effective Amendment no. 18*)

(b) Bylaws as amended and restated through January 15, 2003 (exhibit (b) to Post-effective Amendment no. 28*)
(c)       The registrant does not issue share certificates

(d)(1) Investment advisory agreement for The Oakmark Fund dated October 30, 2000 (exhibit (d)(1) to Post-effective Amendment no. 25*)

(d)(2) First amendment to investment advisory agreement for The Oakmark Fund dated April 18, 2001 (exhibit (d)(2) to Post-effective Amendment no. 26*)

(d)(3) Form of second amendment to investment advisory agreement for The Oakmark Fund dated November 1, 2004 (exhibit (d)(3) to
          Post-effective Amendment no. 30*)

(d)(4) Investment advisory agreement for The Oakmark Select Fund dated October 30, 2000 (exhibit (d)(2) to Post-effective Amendment no. 25*)

(d)(5) First amendment to investment advisory agreement for The Oakmark Select Fund dated April 18, 2001 (exhibit (d)(4) to Post-effective Amendment no. 26*)

(d)(6) Form of second amendment to investment advisory agreement for The Oakmark Select Fund dated November 1, 2004 (exhibit (d)(6) to Post-effective Amendment no. 30*)

(d)(7) Investment advisory agreement for The Oakmark Small Cap Fund dated October 30, 2000 (exhibit (d)(3) to Post-effective Amendment no. 25*)

(d)(8) First amendment to investment advisory agreement for The Oakmark Small Cap Fund dated April 18, 2001 (exhibit (d)(6) to Post-effective Amendment no. 26*)

(d)(9) Investment advisory agreement for The Oakmark Equity and Income Fund dated October 30, 2000 (exhibit (d)(4) to Post-effective Amendment no. 25*)

(d)(10) First amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated April 18, 2001 (exhibit (d)(8) to Post-effective Amendment no. 26*)

(d)(11) Form of Second amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated November 1, 2003 (exhibit (d)(9) to Post-effective Amendment No. 29*)

(d)(12) Form of third amendment to investment advisory agreement for The Oakmark Equity and Income Fund dated November 1, 2004 (exhibit
          (d)(12) to Post-effective Amendment no. 30*)

(d)(13) Investment advisory agreement for The Oakmark Global Fund dated October 30, 2000 (exhibit (d)(5) to Post-effective Amendment no. 25*)

(d)(14) First amendment to investment advisory agreement for The Oakmark Global Fund dated April 18, 2001 (exhibit (d)(10) to Post-effective Amendment no. 26*)

(d)(15) Form of Second amendment to investment advisory agreement for The Oakmark Global Fund dated November 1, 2003 (exhibit (d)(12) to Post-effective Amendment no. 29*)

(d)(16) Investment advisory agreement for The Oakmark International Fund dated October 30, 2000 (exhibit (d)(6) to Post-effective Amendment no. 25*)

(d)(17) First amendment to investment advisory agreement for The Oakmark International Fund dated April 18, 2001 (exhibit (d)(12) to Post-effective Amendment no. 26*)

(d)(18) Form of second amendment to investment advisory agreement for The Oakmark International Fund dated November 1, 2004 (exhibit (d)(18) to Post-effective Amendment no. 30*)

(d)(19) Investment advisory agreement for The Oakmark International Small Cap Fund dated October 30, 2000 (exhibit (d)(7) to Post-effective Amendment no. 25*)

(d)(20) First amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated April 18, 2001 (exhibit (d)(14) to Post-effective Amendment no. 26*)

(d)(21) Form of second amendment to investment advisory agreement for The Oakmark International Small Cap Fund dated November 1, 2004 (exhibit (d)(21) to Post-effective Amendment no. 30*)

(e)(1) Distribution agreement dated January 26, 2001 (exhibit (e) to Post-effective Amendment no. 25*)

(e)(2) First amendment to Distribution Agreement dated April 18, 2001 (exhibit (e)(2) to Post-effective Amendment no. 26*)

(f)       None

(g)(1) Custodian agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (g)(1) to post-effective amendment no. 28*)

(g)(2) Foreign custody delegation agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (g)(2) to post-effective amendment no. 28*)

(g)(3) Special custody and pledge agreement among Harris Associates Investment Trust, Banc of America Securities LLC and Investors Bank & Trust Company dated as of March 28, 2002 (exhibit (g)(3) to post-effective amendment no. 28*)

(h)(1) Transfer agent agreement with Nvest Services Company, Inc. dated September 1, 1999 (exhibit (h) to Post-effective Amendment no. 23*)

(h)(2) Amendment to transfer agency and service agreement dated June 12, 2001 (exhibit (h)(2) to Post-effective Amendment no. 26*)

(h)(3) Amendment to Schedule 3.1 of transfer agency and service agreement dated September 1, 2003 (exhibit (h)(3) to Post-effective Amendment no. 29*)

(h)(4) First addendum to transfer agency and service agreement dated September 30, 2003 (exhibit (h)(4) to Post-effective Amendment 29*)

(h)(5) Administration agreement with Investors Bank & Trust Company dated as of April 1, 2002 (exhibit (h)(3) to post-effective amendment no. 28*)

(i)(1) Opinion of Bell, Boyd & Lloyd dated November 1, 1998 - The Oakmark Fund (exhibit 10.1 to Post-effective Amendment no. 21*)

(i)(2) Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.2 to Post-effective Amendment no. 18*)

(i)(3) Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund (exhibit 10.4 to Post-Effective Amendment no. 18*)

(i)(4) Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark Select Fund (exhibit 10.5 to Post-effective Amendment no. 17*)

(i)(5) Opinion of Bell, Boyd & Lloyd dated May 21, 1999 - The Oakmark Global Fund (exhibit (i)(6) to Post-effective Amendment no. 22*)

(i)(6)    Consent of Bell, Boyd & Lloyd LLC dated January 24, 2005

(j) Consent of independent registered public accounting firm dated January 24, 2005

(k)       None

(l)(1) Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.1 to Post-effective Amendment no. 18*)

(l)(2) Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.2 to Post-effective Amendment no. 18*)

(l)(3) Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 18*)

(l)(4) Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 13.4 to Post-effective Amendment no. 17*)

(l)(5) Form of subscription agreement (exhibit 13.5 to Post-effective Amendment no. 18*)

(m)       None

(n)       Rule 18f-3 plan (exhibit 18 to Post-effective Amendment no. 21*)

(p)(1) Code of ethics of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust dated January 31, 2002 (exhibit (p)(1) of Post-effective Amendment no. 29*)

(p)(2) Code of ethics for non-interested trustees of Harris Associates Investment Trust dated July 17, 2002 (exhibit (p)(2) of
          Post-effective Amendment no. 29*)

----------
*   Incorporated by reference


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Funds" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.

ITEM 25.  INDEMNIFICATION

     Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither HALP nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that HALP is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) Harris Associates Securities L.P. acts as principal underwriter for the registrant.

(b) Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

                                         POSITIONS AND OFFICES WITH            POSITIONS AND OFFICES WITH
               NAME                              UNDERWRITER                           REGISTRANT
               ----                      --------------------------            --------------------------
      John R. Raitt                      Chief Executive Officer               President
      Robert Levy                        None                                  Executive Vice President
      Kristi L. Rowsell                  Chief Financial Officer               Treasurer
      Margaret M. Head                   Chief Compliance Officer              None

     The principal business address of each officer of Harris Associates Securities L.P. is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

(c) There are no commissions or other compensation received from the registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the registrant or an affiliated person of an affiliated person.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

(1)  Investors Bank & Trust Company
     200 Clarendon Street
     P.O. Box 9130
     Boston, MA 02117-9130
     Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)  Harris Associates L.P.
     Two North LaSalle Street, Suite 500
     Chicago, IL 60602
     Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11);
     Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a);
     Rule 31a-2(c); Rule 31a-2(e)

(3)  IXIS Asset Management Services Company
     399 Boylston Street
     Boston, Massachusetts  02116
     Rule 31a-1(a); Rule 31a-1(b)(1)

ITEM 29.  MANAGEMENT SERVICES

     None

ITEM 30.  UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on January 27, 2005.

                                          HARRIS ASSOCIATES INVESTMENT TRUST


                                          By  /s/ John R. Raitt
                                             ----------------------------------
                                                  John R. Raitt, President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.
              NAME                  TITLE                        DATE
              ----                  -----                        ----

/s/ Michael J. Friduss              Trustee               )
----------------------------------                        )
Michael J. Friduss                                        )
                                                          )
/s/ Thomas H. Hayden                Trustee               )
----------------------------------                        )
Thomas H. Hayden                                          )
                                                          )
/s/ Christine M. Maki               Trustee               )
----------------------------------                        )
Christine M. Maki                                         )
                                                          )
/s/ Allan J. Reich                  Trustee               )
----------------------------------                        )
Allan J. Reich                                            )
                                                          )    January 27, 2005
/s/ Marv R. Rotter                  Trustee               )
----------------------------------                        )
Marv R. Rotter                                            )
                                                          )
/s/ Burton W. Ruder                 Trustee               )
----------------------------------                        )
Burton W. Ruder                                           )
                                                          )
/s/ Peter S. Voss                   Trustee               )
----------------------------------                        )
Peter S. Voss                                             )
                                                          )
/s/ Gary N. Wilner                  Trustee               )
----------------------------------                        )
Gary N. Wilner                                            )
                                                          )
/s/ John R. Raitt                   Trustee and           )
----------------------------------   President (chief     )
John R. Raitt                        executive officer)   )
                                                          )
/s/ Kristi L. Rowsell               Treasurer (Principal  )
----------------------------------   financial and        )
Kristi L. Rowsell                    accounting officer)  )
                                                          )

Exhibits Being Filed with This Amendment

EXHIBIT


(i)(6)    Consent of Bell, Boyd & Lloyd LLC

(j)       Consent of independent registered public accounting firm